EXHIBIT 1.01
TO FORM SD

CONFLICT MINERALS REPORT OF JOY GLOBAL INC.
PURSUANT TO RULE 13P-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934

This Conflict Minerals Report (the “Conflict Minerals Report” or “Report”) of Joy Global Inc. (the “Company”), pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), covers the period January 1, 2014 to December 31, 2014.

The following terms used in this Report have the meanings given to such terms in Item 1.01 of Form SD: (i) conflict minerals, (ii) adjoining country, (iii) conflict minerals from recycled or scrap sources, and (iv) nationally or internationally recognized due diligence framework. As used in this Report, “Covered Countries” means the Democratic Republic of the Congo or an adjoining country, and references to “we,” “us” or “our” refers to the Company and our subsidiaries, unless otherwise specified or unless the context otherwise requires.

Introduction

The Company has established an internal, cross functional team to address the Company’s conflict minerals reporting obligations and to implement its conflict minerals due diligence measures, with representatives from all operating subsidiary manufacturing locations worldwide. The Company conducts on an on-going basis (described in greater detail below) a reasonable country of origin inquiry (“RCOI”) of its manufacturing input vendors to Company subsidiaries (“Direct Suppliers”) and, based on the results of such RCOI, exercises due diligence with respect to its supply chain in a manner consistent with the applicable portions of the Organization for Economic Co-operation and Development’s (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements (collectively, the “OECD Guidance”), as described further below.

Products

The following categories of products that Company subsidiaries manufactured or contracted to manufacture during 2014 (hereinafter “Joy Global Products”) may contain conflict minerals necessary to the functionality or production of such products (“necessary conflict minerals”):

Mining Products
Electric Mining Shovels
Rotary Blasthole Drills
Walking Draglines
In-Pit Crusher Conveyors
Wheel Loaders
Conveyors and Conveyor Systems
Feeder Breakers
Reclaim Feeders
Heavy Equipment Transportation Trailers
Roadheaders
Continuous Miners
Shuttle Cars
Armoured Face Conveyors
Shearers
Powered Roof Supports
Continuous Haulage Systems
Battery Haulers
Roof Bolters
Motors for mining and other industrial equipment
Underground hard rock mining equipment (drills, shaft equipment, raise bore products, trucks, loaders and utility vehicles)
Replacement parts and components for the above types of equipment

Other

Climate Control Products
Log Stackers (forestry)
Conveyors and Conveyor Systems
Replacement parts and components for the above types of equipment
Steel Plate

Reasonable Country of Origin Inquiry

The Company’s RCOI consisted of the actions and procedures described below.

Working with individuals responsible for coordinating our conflict minerals compliance activities at our regional locations, we determined that our subsidiaries did not purchase conflict minerals in raw form for use in our manufacturing operations during 2014.

We surveyed all Direct Suppliers to our Steel Mill operations in Longview, Texas (“Longview Steel Mill”), which produces steel plate from recycled or scrap sources. All of the Direct Suppliers to the Longview Steel Mill reported that the materials they supplied to us in 2014 did not contain conflict minerals. Based on this and on our sourcing of recycled or scrap materials, we determined that, to the extent any conflict minerals are contained in our steel plate products manufactured at our Longview Steel Mill, such conflict minerals are from recycled or scrap sources. In the rest of this report, all references to Direct Suppliers and Survey (defined below) results exclude Direct Suppliers and results for the Longview Steel Mill, unless otherwise specified.

We sent our internally developed Web-based survey (“Survey”) to the following categories of Direct Suppliers of materials, parts, components or products (“Supplied Materials”) used in Joy Global Products:

•Direct Suppliers that were newly engaged in 2014, including Direct Suppliers to the underground hard rock mining equipment business we acquired in May 2014 (hereinafter the “Acquired Hard Rock Business”) for which current contact information was contained in the Acquired Hard Rock Business’s purchasing system;
•Direct Suppliers that did not previously receive our Survey due to the timing in 2013 of our initial compilation of a list of Direct Suppliers to receive our Survey;
•Direct Suppliers that previously received but did not respond to our Survey; and
•Direct Suppliers that previously received and responded to our Survey, but provided an incomplete response and/or indicated that they could not determine whether conflict minerals were used in Supplied Materials they supplied to us.

The Survey contains specific questions (substantially similar to those in the CFSI Conflict Minerals Reporting Template) regarding the existence of conflict minerals in a Direct Supplier’s Supplied Materials, whether or not the conflict minerals are necessary to the functionality or production of the Supplied Materials, whether or not the conflict minerals in the Supplied Materials originated in one of the Covered Countries, whether or not the conflict minerals in the Supplied Materials are from recycled or scrap sources, and the names of smelters or refiners of conflict minerals in the Supplied Materials sourced from any of the Covered Countries.

We also sent a letter to all Direct Suppliers that had previously provided a complete response as to the existence and country of origin of necessary conflict minerals in their Supplied Materials requesting updated information if their response needed to be corrected or changed for 2014. We received updated information from a number of such Direct Suppliers.

We did not receive responses from all Direct Suppliers surveyed. All Direct Suppliers that did not respond in any manner to our Survey (other than Direct Suppliers to the Acquired Hard Rock Business) were placed in “Block Purchase” status in our Enterprise Resource Planning (“ERP”) systems so that no further purchases from those Direct Suppliers could be made unless and until they respond to our Survey.

Based on our RCOI we determined that, during 2014 (i) we manufactured or contracted to manufacture some products containing necessary conflict minerals, and (ii) we have reason to believe that some of the necessary conflict minerals in our products may have originated in one or more of the Covered Countries.

Due Diligence Measures

Our due diligence measures are designed to conform to applicable portions of the OECD Guidance, which is a nationally or internationally recognized due diligence framework. In accordance with applicable portions of the OECD Guidance for downstream companies such as the Company, we took the following steps which comprise our due diligence measures:

2

•
surveyed a total of 4,711 Direct Suppliers of Supplied Materials using the Survey described above under “Reasonable Country of Origin Inquiry” (and, as described above, separately surveyed Direct Suppliers to the Longview Steel Mill);

•
sent letters to 3,315 Direct Suppliers that had previously provided a complete response as to the existence and country of origin of necessary conflict minerals in their Supplied Material, requesting any updates to the information previously provided;

•
established the expectation that our Direct Suppliers would obtain the same information from their supply chains regarding entities that process necessary conflict minerals in the Supplied Materials, and pass that information on to us using our Survey;

•
reviewed the entities identified by our Direct Suppliers as smelters of conflict minerals originating from any Covered Country and contained in Supplied Materials against information provided by the Conflict Free Sourcing Initiative (“CFSI”) to identify those smelters that have received a conflict free designation for tantalum, tin, tungsten or gold on the Conflict Free Smelter List published by CFSI; and

•
conducted various follow-up queries in an effort to obtain responses to our Survey and to clarify certain responses received from Direct Suppliers and update information previously provided to us accordingly.

Results of Due Diligence

Out of a total of 4,711 Direct Suppliers surveyed, we received Survey responses or alternative submissions including completed CFSI Conflict Minerals Reporting Templates and supplier statements on conflict minerals from 4,109 Direct Suppliers. Of the 602 Direct Suppliers that did not respond, 477 were suppliers to the Acquired Hard Rock Business. The Acquired Hard Rock Business was not part of a U.S. publicly traded company prior to the date of our acquisition and, accordingly, had not engaged in efforts to comply with Rule 13p-1 prior to that date. Although information relating to the Acquired Hard Rock Business was not required to be included in our report for this reporting period (based on the May 2014 acquisition date), we began our due diligence efforts during 2014 and have, therefore, included information relating to that business to the extent available as of the end of the reporting period. As this business becomes more fully integrated into Company operations, we expect to achieve an improved response rate from the Direct Suppliers to this business already surveyed and to compile more complete contact information, and thus broader Survey coverage, for all Direct Suppliers to this business in future periods.

Excluding Direct Suppliers to the Acquired Hard Rock Business, the responses we received represent 97% of the total number of Direct Suppliers, and 95.5% of the top-25 Direct Suppliers based on 2014 total expenditures from Direct Suppliers. The responses also represent 93% of the total expenditures with Direct Suppliers in 2014.

Of the responses we received, a total of 182 Direct Suppliers said that Supplied Materials they provided to us contained necessary conflict minerals and, of these, 11 suppliers said that the Supplied Materials they supply to us contain conflict minerals sourced from the Covered Countries. Of these 11 suppliers, five stated that the smelters used to process the conflict minerals in the Supplied Materials they supplied to us were listed by CFSI as compliant with the Conflict Free Smelter Program. However, we were able to verify that all of the smelters identified by only one of these five suppliers are, in fact, listed by CFSI as compliant with the Conflict Free Smelter Program. Of the remaining six suppliers, five were not able to identify all the smelters used to process the conflict minerals in the Supplied Materials, or were unable to determine if the smelters used to process the conflict minerals in the Supplied Materials they supplied to us were listed by CFSI as compliant with the Conflict Free Smelter Program, and one supplier did not provide any smelter information.

As indicated above, we were unable to achieve a 100% rate of response from the Direct Suppliers that received our Survey. In addition, some responses from Direct Suppliers were incomplete and/or indicated that use of conflict minerals in Supplied Materials could not be determined. For these reasons, except with respect to steel plate manufactured in our Longview Steel Mill, we are unable to make reliable determinations regarding (i) the origin of the conflict minerals contained in our products containing conflict minerals potentially sourced from the Covered Countries and (ii) the conflict-free status of the conflict minerals that may have been sourced from the Covered Countries.

To the extent known to us as a result of our due diligence, the table attached as Exhibit A provides certain information regarding the facilities that may have been used to process conflict minerals potentially originating from Covered Countries supplied to our Direct Suppliers and contained in Supplied Materials. The information in this table has been reported to us by ten of the 11 Direct Suppliers that said that the Supplied Materials they supply to us contain conflict minerals sourced from the Covered Countries. Because this information has been gathered and transmitted through multiple levels of our supply chain, there is a risk that it is not accurate or current. In most cases, Direct Suppliers provided facility information for their entire supply chain, without identifying which facilities may have contributed conflict minerals to Supplied Materials actually supplied to us. Accordingly, we cannot verify that any of the facilities identified by our Direct Suppliers actually were part of our raw materials supply chain, and the presence of a facility in the table attached as Exhibit A does not necessarily mean that conflict minerals processed at that facility were used in any Supplied Materials supplied to us or in any Joy Global products. Further, other Direct Suppliers identified other facilities that

3

processed conflict minerals; however, we were not able to verify that any of such other facilities processed conflict minerals contained in Supplied Materials.

Our Efforts to Determine the Mine or Location of Origin with Greatest Possible Specificity

Consistent with the OECD Guidance, our efforts to determine the mine or location of origin of necessary conflict minerals in Supplied Materials with the greatest possible specificity was limited to a review of whether the smelters reported to be in the supply chain of our Direct Suppliers that reported use of conflict minerals from Covered Countries in the Supplied Materials were verified as compliant with the Conflict Free Smelter Program.

More specifically, in 2014, our efforts to determine the mine or location of origin for conflict minerals in the Supplied Materials with the greatest possible specificity encompassed our due diligence measures described above, including, for example, (i) surveying Direct Suppliers using our internally-produced Survey, which, as noted above, contains questions regarding whether or not the conflict minerals in the Supplied Materials originated in one of the Covered Countries and, if so, the smelters or refiners of such conflict minerals; (ii) reviewing the entities identified by our Direct Suppliers as smelters of conflict minerals originating from one of the Covered Countries contained in the Supplied Materials against information provided by the CFSI to identify those smelters that have received a conflict free designation; and (iii) reviewing available information from CFSI on the mine or location of origin of necessary conflict minerals from the smelters described in clause (ii) of this paragraph.

Steps Taken in 2014 to Mitigate Risk and Improve Due Diligence

We took the following steps to improve the quality of information we receive from Direct Suppliers and to further mitigate any risk that necessary conflict minerals in Joy Global Products finance or benefit armed groups within the Covered Countries:

•	engaged as necessary with our Direct Suppliers to improve the completeness and accuracy of information provided to us;

•
placed all Direct Suppliers that did not respond to our Survey in any manner (other than Direct Suppliers to the Acquired Hard Rock Business) in “Block Purchase” status in our ERP systems, so that no purchases from those Direct Suppliers could be made unless and until a response to our Survey was received; and

•
for our RCOI and due diligence, continued to also accept the CFSI Conflict Minerals Reporting Template and credible alternatives such as supplier statements in addition to our internally-produced Survey.

Closing
The Company’s Statement on Conflict Minerals, as well as this Conflict Minerals Report, will be available on the Investor Relations page of the Company’s website at joyglobal.com.

4

EXHIBIT A
TO EXHIBIT 1.01
TO FORM SD

The information in this table has been gathered and transmitted through multiple levels of our supply chain, and there is a risk that it is not accurate or current. In most cases, Direct Suppliers provided smelter information for their entire supply chain without identifying which smelters may have contributed conflict minerals to Supplied Materials actually supplied to us. Accordingly, we cannot verify that any of the smelters shown in this table actually were part of our raw materials supply chain. The presence of a smelter in this table does not necessarily mean that conflict minerals processed at that smelter were used in any Supplied Materials supplied to us or in any Joy Global products.

METAL	SMELTER NAME	SMELTER FACILITY LOCATION: COUNTRY	CONFLICT FREE SMELTER/ REFINER STATUS
GOLD	A GOLD EXCHANGE	UNITED STATES
GOLD	A.L.M.T. CORP.	JAPAN
GOLD	ABC	ALBANIA
GOLD	ACADE METALS CO.,LTD	CHINA
GOLD	ACADE NOBLE METAL (ZHAO YUAN) CORPORATION	CHINA
GOLD	ACADEMY PRECIOUS METALS (CHINA) CO., LTD.	CHINA
GOLD	AGR MATHEY	AUSTRALIA
GOLD	AIDA CHEMICAL INDUSTRIES CO. LTD.	JAPAN	CFS
GOLD	AKTOBE	KAZAKHSTAN
GOLD	AKTYUBINSK	KAZAKHSTAN
GOLD	ALLGEMEINE GOLD-UND SILBERSCHEIDEANSTALT A.G.	GERMANY	CFS
GOLD	ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN
GOLD	ANGLOGOLD ASHANTI CÓRREGO DO SÍTIO MINERÇÃO LTDA	BRAZIL	CFS
GOLD	ANHUI TONGLING NON-FERROUS PIONEER METALS CORPORATION	CHINA
GOLD	ANZ	AUSTRALIA
GOLD	ARGOR-HERAEUS SA	SWITZERLAND	CFS
GOLD	ASAHI PRETEC CORPORATION	JAPAN	CFS
GOLD	ASAKA RIKEN CO LTD	JAPAN
GOLD	ASARCO	UNITED STATES
GOLD	ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY	CFS
GOLD	ATI TUNGSTEN MATERIALS	UNITED STATES
GOLD	AUDIUA, ESCARDIDA	CHILE
GOLD	AURUBIS AG	GERMANY	CFS
GOLD	BAIYIN NONFERROUS GROUP CO.,LTD	CHINA
GOLD	BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	PHILIPPINES
GOLD	BANGKOK ASSAY	THAILAND
GOLD	BANK OF NOVA SCOTIA (LMBA)	HONG KONG
GOLD	BANK OF SWITZERLAND	SWITZERLAND
GOLD	BATU HIJAU GOLD/COPPER MINING	INDONESIA
GOLD	BAUER WALSER AG	GERMANY
GOLD	BHP BILLION	CHILE
GOLD	BOLIDEN AB	SWEDEN	CFS
GOLD	BOLIN CO.LTD.OF XI'AN UNIV.OF ARCH.&TECH	CHINA
GOLD	BOSTON METAL	KOREA, REPUBLIC OF
GOLD	BRIGHT-E	CHINA
GOLD	C(PJ-USA)	TAIWAN
GOLD	C. HAFNER GMBH + CO. KG	GERMANY	CFS
GOLD	C.UYEMURA & CO,.LTD	JAPAN
GOLD	CARIDAD	MEXICO
GOLD	CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA	CFS
GOLD	CENDRES & MÉTAUX SA	SWITZERLAND

5

GOLD	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
GOLD	CHANGSANJIAO ELC.	CHINA
GOLD	CHANGZHOU CHEMICAL RESEARCH INSTITUTE CO. LTD.	CHINA
GOLD	CHANGZHOU MING FENG HARD WARE CONNECTOR FACTORY	CHINA
GOLD	CHENGGONG TECHNOLOGY CO.,LTD.	UZBEKISTAN
GOLD	CHEONG HING	HONG KONG
GOLD	CHIMET S.P.A.	ITALY	CFS
GOLD	CHINA SINO-PLATINUM METALS CO.,LTD	CHINA
GOLD	CHINA GOLD INTERNATIONAL RESOURCES CORP. LTD.	CHINA
GOLD	CHINA GOLDDEAL INVESTMENT CO. LTD	CHINA
GOLD	CHINA MINMETALS CORP.	CHINA
GOLD	CHINA NATIONAL GOLD GROUP CORPORATION	CHINA
GOLD	CHINA NATIONAL NON-FERROUS	CHINA
GOLD	CHINA SINO-PLATINUM METALS CO.,LTD	CHINA
GOLD	CHINA'S NONFERROUS MINING GROUP CO., LTD	CHINA
GOLD	THE REFINERY OF SHANDONG GOLD MINING CO. LTD	CHINA
GOLD	CHINESE GOVERNMENT	CHINA
GOLD	CHROMA NEW MATERIAL CORP.	TAIWAN
GOLD	CHUGAI MINING	JAPAN
GOLD	CHUGAIKOGYO	JAPAN
GOLD	CLOUD HUNAN, CHENZHOU ORE SMELTS THE INFORMATION OF CONTACTING OF CO., LTD	CHINA
GOLD	CODELA	CHINA
GOLD	CODELCO	CHILE
GOLD	COLT REFINING	UNITED STATES
GOLD	COOKSON	UNITED STATES
GOLD	COOKSON GROUP	SPAIN
GOLD	COOPERSANTA	BRAZIL
GOLD	CS	SWITZERLAND
GOLD	CV DS JAYA ABADI	INDONESIA
GOLD	CV NURJANAH	INDONESIA
GOLD	CV UNITED SMELTING	INDONESIA
GOLD	DA HONG	TAIWAN
GOLD	DAEJIN INDUS CO. LTD	KOREA, REPUBLIC OF
GOLD	DAERYONGENC	KOREA, REPUBLIC OF
GOLD	DAYE NON-FERROUS METALS MINING LTD.	CHINA
GOLD	DEGUSSA	GERMANY
GOLD	DEPARTMENT OF PUBLIC SAFETY	CHINA
GOLD	DER KAE ENTERPRLSE.CO	UZBEKISTAN
GOLD	DO SUNG CORPORATION	KOREA, REPUBLIC OF
GOLD	DODUCO	GERMANY
GOLD	DONGGUAN SOLME HARDWARE.CO.,LTD	CHINA
GOLD	DONGGUAN CAMEROON CHEMICAL MATERIALS CO., LTD	CHINA
GOLD	DONG'GUAN DONG WU VIOLENT-TOXIC CHEMICAL PRODUCTS CO., LTD.	CHINA
GOLD	DONGGUAN DONGXU METAL SURFACE CO., LTD.	CHINA
GOLD	DONGGUAN SOLME HARDWARE.CO.,LTD	CHINA
GOLD	DONGGUAN STANDARD ELECTRONIC MATERIAL.CO.,LTD	CHINA
GOLD	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
GOLD	DONGGUANSHI SUTANDE DIANZI CAILIAO YOUXIANGONGSI	CHINA
GOLD	DONG-WO CO., LTD.	CHINA
GOLD	DOWA MINING CO. LTD	JAPAN	CFS
GOLD	DUJINSHUI ZHIHUAN FANYING	CHINA
GOLD	DUOLUOSHAN	CHINA
GOLD	DUOXIN	CHINA
GOLD	E-CHEM ENTERPRISE CORP	TAIWAN
GOLD	ECO-SYSTEM RECYCLING CO., LTD.	JAPAN	CFS
GOLD	EDISON PLATING TECHNOLOGY CO.,LTD	CHINA
GOLD	EMPRESA METALLURGICA VINTO,EMPRESSA CIOL DE FUNDICIONES (EF)	BOLIVIA

GOLD	ENTHONE	UNITED STATES
GOLD	ESG EDELMETALLSERVICE GMBH & CO. KG	GERMANY
GOLD	EXOTECH INC.	UNITED STATES
GOLD	F&X ELECTRO-MATERIALS LTD.	CHINA
GOLD	FAGGI ENRICO SPA	ITALY
GOLD	FEINHUTTE HALSBRUCKE GMBH	GERMANY
GOLD	FENIX METALS	POLAND
GOLD	FERRO CORPORATION	UNITED STATES
GOLD	FIVE GOLD STEEL MATERIAL PROCESSING	CHINA
GOLD	FOXCONN TECHNOLOGY GROUP	TAIWAN
GOLD	FSE NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
GOLD	FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA
GOLD	FUNSUR	PERU
GOLD	FURUKAWA ELECTRIC	JAPAN
GOLD	G.L.D	KOREA, REPUBLIC OF
GOLD	GANSU SEEMINE MATERIAL HI-TECH CO LTD	CHINA
GOLD	GANSU-BASED BAIYIN NONFERROUS METALS CORPORATION (BNMC)	CHINA
GOLD	GANZHOU GRAND SEA W & MO GROUP CO LTD	CHINA
GOLD	GANZHOU HUAXING TUNGSTEN PRODUCTS CO., LTD.	CHINA
GOLD	GANZHOU NON-FERROUS METALS SMELTING CO., LTD.	CHINA
GOLD	GANZHOU SEADRAGON W & MO CO., LTD.	CHINA
GOLD	GEIB REFINING CORPORATION	UNITED STATES
GOLD	GEJIU NON-FERROUS METAL PROCESSING CO. LTD.	CHINA
GOLD	GEJIU ZILI METALLURGY CO.	CHINA
GOLD	GLOBAL ADVANCED METALS	UNITED STATES
GOLD	GLOBAL TUNGSTEN & POWDERS CORP	UNITED STATES
GOLD	GOLD BELL GROUP	CHINA
GOLD	GOLD SHOUSHA	JAPAN
GOLD	GOLD TRADING COMPANY, LTD.	CHINA
GOLD	GOLD-ZHAOYUAN	CHINA
GOLD	GONG AN JU	CHINA
GOLD	THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA
GOLD	GUANG DONG JIN DING ADVANCED MATERIALS CO.,LTD(GUANG DONG HUAJIAN TRADE CO	CHINA
GOLD	GUANG DONG JIN XIAN GAO XIN CAI LIAO GONG SI	CHINA
GOLD	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA
GOLD	GUANGDONG JINDING GOLD LIMITED	CHINA
GOLD	GUANGDONG MACRO JIN PRECIOUS METAL SMELTING PLANT	CHINA
GOLD	GUANGDONG MINGFA PRECIOUS METAL CO.,LTD	CHINA
GOLD	GUANGDONG XIANGLU TUNGSTEN INDUSTRY CO., LTD.	CHINA
GOLD	GUANGXI HUAXI GROUP CO., LTD	CHINA
GOLD	GUANGZHOU JIN DING	CHINA
GOLD	GUANGZHOU KING'S HIGH-TECH MATERIALS	CHINA
GOLD	GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD	CHINA
GOLD	GUIXI SMELTER	CHINA
GOLD	GUSU PLATING CO.,LED.	CHINA
GOLD	GWO CHERN INDUSTRIAL CO., LTD.	TAIWAN
GOLD	HAI RONG METAL PRODUCTS LTD.	CHINA
GOLD	HANG SENG TECHNOLOGY	CHINA
GOLD	HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	CHINA
GOLD	HANHUA JINSHU	CHINA
GOLD	HARIMA SMELTER	JAPAN
GOLD	HARMONY GOLD REFINERY	SOUTH AFRICA
GOLD	HC STARCK	JAPAN
GOLD	HC STARCK GMBH	GERMANY
GOLD	HE NAN SAN MEN XIA GOLD SMELTING PLANT	CHINA
GOLD	HEESUNG CATALYSTS CORP	KOREA, REPUBLIC OF
GOLD	HEESUNG METAL LTD.	AUSTRALIA
GOLD	HEIMERLE + MEULE GMBH	GERMANY	CFS

GOLD	HENAN ZHONGYUAN REFINERY & HENAN SAN MEN XIA	CHINA
GOLD	HENAN MIDDLE PLAIN SMELT	CHINA
GOLD	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHINA
GOLD	HENAN SANMENXIA LINGBAO CITY JINYUAN MINING INDUSTRY CO., LTD.	CHINA
GOLD	HENAN ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CO. LTD.	CHINA
GOLD	HENAN ZHONGYUAN HUANGJIN YELIAN CHANG YOUXIAN ZEREN GONGSI	CHINA
GOLD	HERAEUS (ZHAOYUAN) PRECIOUS METAL MATERIALS CO., LTD.	CHINA
GOLD	HERAEUS LTD. HONG KONG	HONG KONG	CFS
GOLD	HERAEUS PRECIOUS METAL INC.	UNITED STATES
GOLD	HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY	CFS
GOLD	HERAEUS SHIN-ETSU QUARTZ (CHINA) INC.	CHINA
GOLD	HERA-KOREA	KOREA, REPUBLIC OF
GOLD	HIROSHIMA EAST JINDING TECH MATERIALS	CHINA
GOLD	HIROSHIMA PREFECTURAL HIGH-TECH MATERIALS COMPANY TOKIN	CHINA
GOLD	HISIKARI MINE	JAPAN
GOLD	HMG	GERMANY
GOLD	HON SHEN CO. LTD	TAIWAN
GOLD	HONHAI PRECISION CO., LTD.	TAIWAN
GOLD	HONORABLE HARDWARE CRAFT PRODUCT LIMITED COMPANY	CHINA
GOLD	HUIZHOUBAOYUHUA ELECTRONICS CO.,LTD	CHINA
GOLD	HUN CHENZHOU MINING GROUP CO. LTD.	CHINA
GOLD	HUNAN CHENZHOU MINING GROUP CO., LTD.	CHINA
GOLD	HUNAN CHUN-CHANG NONFERROUS SMELTING & CONCENTRATING CO., LTD.	CHINA
GOLD	HWASUNG CJ CO. LTD	KOREA, REPUBLIC OF
GOLD	ICBC	CHINA
GOLD	INDONESIAN STATE TIN CORPORATION	CANADA
GOLD	INDONESIAN TIN INGOT	INDONESIA
GOLD	INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE COMPANY LIMITED	CHINA
GOLD	ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN	CFS
GOLD	ISLAND GOLD REFINERY	CHINA
GOLD	ISTANBUL GOLD REFINERY	TURKEY	CFS
GOLD	JAPAN MINT	JAPAN	CFS
GOLD	JAPAN NEW METALS CO LTD	JAPAN
GOLD	JAPAN PURE CHEMICAL CO.,LTD.	JAPAN
GOLD	JEAN GOLDSCHMIDT INTERNATIONAL	BELGIUM
GOLD	JIA LUNG CORP	TAIWAN
GOLD	JIANGSU SUE LARGE SPECIAL CHEMICAL REAGENT CO., LTD	CHINA
GOLD	JIANGXI COPPER COMPANY LIMITED	CHINA
GOLD	JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	CHINA
GOLD	JIE SHENG	CHINA
GOLD	JIN DONG HENG	CHINA
GOLD	JIN JINYIN REFINING COMPANY LIMITED	CHINA
GOLD	JINBAO ELECTRONIC CO.,LTD.	CHINA
GOLD	JINCHANG GOLD MINE	CHINA
GOLD	JINFENG GOLD MINE SMELTER	CHINA
GOLD	JINLONG COPPER CO., LTD.	CHINA
GOLD	JINSUNG METAL CORP	KOREA, REPUBLIC OF
GOLD	JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA
GOLD	JOHNSON MATTHEY & BRANDENBERGER AG	SWITZERLAND
GOLD	JOHNSON MATTHEY HONGKONG LTD.	CHINA
GOLD	JOHNSON MATTHEY INC	UNITED STATES	CFS
GOLD	JOHNSON MATTHEY LTD	CANADA	CFS
GOLD	JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	RUSSIAN FEDERATION	CFS
GOLD	JSC URALELECTROMED	RUSSIAN FEDERATION	CFS
GOLD	JX NIPPON MINING & METALS CO., LTD.	JAPAN	CFS

GOLD	KANFORT INDUSTRIAL (YANTAI) CO. LTD.	CHINA
GOLD	KANFORT INTERNATIONAL HOLDING	CHINA
GOLD	KANGQIANG ELECTRONICS CO.,LTD.	CHINA
GOLD	KAZAKHMYS	KAZAKHSTAN
GOLD	KAZZINC LTD	KAZAKHSTAN	CFS
GOLD	KEE SHING	CHINA
GOLD	KENNAMETAL HUNTSVILLE	UNITED STATES
GOLD	KENNECOTT UTAH COPPER LLC	UNITED STATES	CFS
GOLD	KOJIMA CHEMICALS CO., LTD	JAPAN	CFS
GOLD	KOREA METAL CO. LTD	KOREA, REPUBLIC OF
GOLD	KOVOHUT PIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC
GOLD	KUAN SHUO IND. CO., LTD.	TAIWAN
GOLD	KUNSHAN JINLI CHEMICAL INDUSTRY REAGENTS CO LTD.	CHINA
GOLD	KYOCERA	JAPAN
GOLD	KYRGYZALTYN JSC	KYRGYZSTAN
GOLD	L' AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA	CFS
GOLD	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
GOLD	LAIZHOU,SHANDONG	CHINA
GOLD	LBMA	GERMANY
GOLD	LBMA	HONG KONG
GOLD	LG-NIKKO	KOREA, REPUBLIC OF	CFS
GOLD	LIAN XING PLATING FACTORY	CHINA
GOLD	LIBAOJIA	CHINA
GOLD	LIFU PRECIOUS METALS COMPANY LIMITED	CHINA
GOLD	LIKEN@POWERSIGNAL.COM	SWITZERLAND
GOLD	LINGBAO GOLD COMPANY LIMITED	CHINA
GOLD	LINGBAO JINYUAN TONGHUI REFINERY CO. LTD.	CHINA
GOLD	LINXENS	FRANCE
GOLD	LITTELFUSE	UNITED STATES
GOLD	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
GOLD	LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF
GOLD	LUO MEN HA SI	CHINA
GOLD	LUOYANG ZIJIN YINHUI METAL SMELT CO LTD	CHINA
GOLD	MACDERLUN	CHINA
GOLD	MAITE LONG	CHINA
GOLD	MALAYSIA SMELTING CORP	MALAYSIA	CFS
GOLD	MALAYSIAN ELECTRONICS MATERIALS SDN BHD	MALAYSIA
GOLD	MARSAN	BRAZIL
GOLD	MATERIAL TECHNOLOGY CO., LTD. SHENZHEN FU CHUN	CHINA
GOLD	MATERION	UNITED STATES	CFS
GOLD	MATSUDA SANGYO CO., LTD.	JAPAN	CFS
GOLD	MCP METAL SPECIALIST INC.	UNITED KINGDOM
GOLD	META LOW TECHNOLOGIES JAPAN , LTD.	JAPAN
GOLD	METALLIC RESOURCES INC	UNITED STATES
GOLD	METALLO CHIMIQUE	BELGIUM
GOLD	METALOR GERMANY	GERMANY
GOLD	METALOR TECHNOLOGIES (HONG KONG) LTD	HONG KONG	CFS
GOLD	METALOR TECHNOLOGIES (HONG KONG)LIMITED TAIWAN BRANCH	TAIWAN
GOLD	METALOR TECHNOLOGIES (JAPAN)	JAPAN
GOLD	METALOR TECHNOLOGIES (SINGAPORE) PTE. LTD.	SINGAPORE	CFS
GOLD	METALOR TECHNOLOGIES SA	SWITZERLAND	CFS
GOLD	METALOR USA REFINING CORPORATION	UNITED STATES	CFS
GOLD	MET-MEX PEÑOLES, S.A.	MEXICO	CFS
GOLD	MINERACAO TABOCA S.A.	BRAZIL
GOLD	MITSUBISHI GAS CHEMICAL CO., INC	JAPAN
GOLD	MITSUBISHI MATERIALS CORPORATION	JAPAN	CFS
GOLD	MITSUI GLOBAL PRECIOUS METALS .INC	HONG KONG
GOLD	MITSUI MINING AND SMELTING CO., LTD.	JAPAN	CFS
GOLD	MITUI KINZOKU CO LTD TAKEHARA SEIRENJYO	JAPAN

GOLD	MK ELECTRON	AUSTRALIA
GOLD	MK ELECTRON	KOREA, REPUBLIC OF
GOLD	MONOPOLY LTD. ZHUHAI TOXIC MATERIALS	CHINA
GOLD	MORI SILVER	JAPAN
GOLD	MORIGIN COMPANY	JAPAN
GOLD	MORRIS AND WATSON	NEW ZEALAND
GOLD	MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION
GOLD	MUNICIPAL PUBLIC SECURITY BUREAU	CHINA
GOLD	N.E. CHEMCAT CORPORATION	JAPAN
GOLD	NADIR METAL RAFINERI SAN. VE TIC. A.ª.	TURKEY	CFS
GOLD	NANCHANG CEMETED CARBIDE LIMITED LIABILITY COMPANY	CHINA
GOLD	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
GOLD	NATSUDA SANGYO CO., LTD	JAPAN
GOLD	NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN
GOLD	NEOMAX HITACHI	JAPAN
GOLD	NIHAMA NICKEL REFINERY	JAPAN
GOLD	NIHON MATERIAL CO. LTD	JAPAN	CFS
GOLD	NIIHAMA TOYO SMELTER & REFINERY	JAPAN
GOLD	NINGBO KANGQIANG	CHINA
GOLD	NINGBO YINZHOU NINGBO OF PRECIOUS METAL RECYCLING PLANT	CHINA
GOLD	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA
GOLD	NISHIHARA SCIENCE AND ENGINEERING	JAPAN
GOLD	NISSHIN CHEMICAL CO., LTD.	JAPAN
GOLD	NISSIN KASEI CO., LTD	JAPAN
GOLD	NITTESU MINING CO., LTD	JAPAN
GOLD	NMC	PHILIPPINES
GOLD	NOHON MATERIAL CORPORATION	JAPAN
GOLD	NYRSTAR METAL	AUSTRALIA
GOLD	OGM	SINGAPORE
GOLD	OHIO PRECIOUS METALS, LLC	UNITED STATES	CFS
GOLD	OHURA PRECIOUS METAL INDUSTRY CO., LTD	JAPAN	CFS
GOLD	OJSC “THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT” (OJSC KRASTVETMET)	RUSSIAN FEDERATION	CFS
GOLD	OJSC KOLYMA REFINERY	KOREA, REPUBLIC OF
GOLD	OJSC KOLYMA REFINERY	RUSSIAN FEDERATION
GOLD	OMG ELECTROCHEMICALS	UNITED STATES
GOLD	OMG GALVANOTECHNIK	GERMANY
GOLD	OPERACIONES METALURGICA S.A.	BOLIVIA
GOLD	ORELEC	FRANCE
GOLD	P.T. TAMBANG TIMAH	INDONESIA
GOLD	PRODUITS ARTISTIQUES DE MÉTAUX PRÉCIEUX S.A.	SWITZERLAND	CFS
GOLD	PENGLAI PENGGANG GOLD INDUSTRY CO LTD	CHINA
GOLD	PHILIPPINE ASSOCIATED SMELTING AND REFINING CORPORATION	PHILIPPINES
GOLD	PJ-USA	UNITED STATES
GOLD	PM SALES INC.	UNITED STATES
GOLD	POGO GOLD MINING	UNITED STATES
GOLD	POONGSAN CORPORATION	KOREA, REPUBLIC OF
GOLD	POWER AND SIGNAL A DISTRIBUTOR OF DELPHI AUTOMOTIVE (POWER AND SIGNAL TERM	BRAZIL
GOLD	PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION
GOLD	PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA	CFS
GOLD	PT BANGKA KUDAI TIN	INDONESIA
GOLD	PT BANGKA PUTRA KARYA	INDONESIA
GOLD	PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA
GOLD	PT BUKIT TIMAH	INDONESIA
GOLD	PT DS JAYA ABADI	INDONESIA
GOLD	PT KOBA TIN	INDONESIA
GOLD	PT MITRA STANIA PRIMA	INDONESIA

GOLD	PT REFINED BANGKA TIN	INDONESIA
GOLD	PT SARIWIGUNA BINASENTOSA	INDONESIA
GOLD	PT STANINDO INTI PERKASA	INDONESIA
GOLD	PT SUMBER JAYA INDAH	INDONESIA
GOLD	PT TAMBANG TIMAH	INDONESIA
GOLD	PT TIMAH (PERSERO), TBK	INDONESIA
GOLD	PT TININDO INTER NUSA	INDONESIA
GOLD	PT YINCHENDO MINING INDUSTRY	INDONESIA
GOLD	PUBLIC SECURITY BUREAU	CHINA
GOLD	PX PRÉCINOX SA	SWITZERLAND	CFS
GOLD	PYNMAX TECHNOLOGY CO., LTD.	TAIWAN
GOLD	RAND REFINERY (PTY) LTD	SOUTH AFRICA	CFS
GOLD	RATIONALE TECHNOLOGY CO., LTD.	CHINA
GOLD	REALIZED THE ENTERPRISE CO., LTD.	JAPAN
GOLD	REALIZED THE ENTERPRISE CO.,LTD.	CHINA
GOLD	RFH TANTALUM SMELTRY CO., LTD	CHINA
GOLD	RITCHIE TRICK (CHANGSHU) SUB MATERIAL CO., LTD.	CHINA
GOLD	ROHM AND HAAS	CHINA
GOLD	ROHM AND HAAS	SINGAPORE
GOLD	RONGDA	CHINA
GOLD	ROYAL CANADIAN MINT	CANADA	CFS
GOLD	RUI SHENG	INDONESIA
GOLD	SABIN METAL CORP.	UNITED STATES
GOLD	SAFIMET SPA. (GOLD REFINERS)	ITALY
GOLD	SAMDUCK PRECIOUS METALS	KOREA, REPUBLIC OF
GOLD	SAMSUNG_LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF
GOLD	SAMWON METALS CORP.	KOREA, REPUBLIC OF
GOLD	SANDONG ZHAO JIN BULLION REFINERY LTD.	CHINA
GOLD	SANMENXIA HANG SENG SCIENCE AND TECHNOLOGY, RESEARCH AND DEVELOPMENT CO.,	CHINA
GOLD	SCHONE EDELMETAAL	NETHERLANDS	CFS
GOLD	SCHOOT	GERMANY
GOLD	SCOTIA MOCATTA	HONG KONG
GOLD	SCOTIAMOCATTA, THE BANK OF NOVA SCOTIA	UNITED STATES
GOLD	SD GOLD	UNITED STATES
GOLD	SEMPSA JOYERÍA PLATERÍA SA	SPAIN	CFS
GOLD	SENDANEX CHEMICAL INDUSTRY & RICHEMAX INTERNATIONAL CO.,LTD	TAIWAN
GOLD	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
GOLD	SEWON KOREA	KOREA, REPUBLIC OF
GOLD	SGE (SHANGHAI GOLD EXCHANGE) - GOLD TRANSACTION AUTHORITIES IN CHINA	CHINA
GOLD	SHAN DONG HUANG JIN KUANG YE	CHINA
GOLD	SHANDON JIN JINYIN REFINING LIMITED	CHINA
GOLD	SHANDONG GOLD SMELTER CO., LTD.	CHINA
GOLD	SHANDONG GUODA GOLD CO.,LTD.	CHINA
GOLD	SHANDONG JUN MAI FU	CHINA
GOLD	SHANDONG PENGLAI GOLD SMELTER	CHINA
GOLD	SHANDONG TARZAN BIO-GOLD INDUSTRY CO., LTD.	CHINA
GOLD	SHANDONG TIANCHENG BIOLOGICAL GOLD INDUSTRIAL CO. LTD.	CHINA
GOLD	SHANDONG YANTAI RECRUIT JINLI VICE CO.,LTD	CHINA
GOLD	SHANDONG ZHAO JIN JITUAN YOUXIAN GONGSI	CHINA
GOLD	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO. LTD	CHINA	CFS
GOLD	ZHONGYAN GOLD SMELTER	CHINA
GOLD	SHANG HAI GOLD TRADER	CHINA
GOLD	SHANGDONG GOLD MINING (LAIZHOU)	CHINA
GOLD	SHANGDONG ZHAOJIN GROUP ZHAOYUAN GOLD REFINING CO., LTD.	CHINA
GOLD	SHANGDONG ZHAOYUANZHAOJIN COMPANY	CHINA
GOLD	SHANGDONGZHAOJINLIFU NOBLE METAL CO.,LTD.	CHINA

GOLD	SHANGHAI DASHOU ELECTRONICS CO.,LTD	CHINA
GOLD	SHANGHAI GOLD BOURSE	CHINA
GOLD	SHANGHAI GOLD TRADING POST	CHINA
GOLD	SHANGHAI JINSHA SHIYE CO.,LTD.	CHINA
GOLD	SHANGHAI KYOCERA ELECTRONICS CO., LTD.	CHINA
GOLD	SHANGHAI YUEQIANG METAL PRODUCTS CO., LTD	CHINA
GOLD	SHANGHI GOLD EXCHANGE	CHINA
GOLD	SHARE ZHAOJIN MINING INDUSTRY CO., LTD	CHINA
GOLD	SHEN MAO SOLDER(M)SDN BHD	MALAYSIA
GOLD	SHENGYI TECHNOLOGY.CO.,LTD	AUSTRALIA
GOLD	SHENXHEN TIANCHENG CHEMICAL CO LTD	CHINA
GOLD	SHENZHEN BAOAN DISTRICT PUBLIC SECURITY BUREAU	CHINA
GOLD	SHENZHEN CHEMICALS LIGHT INDUSTRY CO., LTD.	CHINA
GOLD	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO.,LTD	CHINA
GOLD	SHENZHEN HAO HARDWARE PLASTIC CO., LTD	CHINA
GOLD	SHENZHEN HENG ZHONG INDUSTRY CO.,LTD.	CHINA
GOLD	SHENZHEN HUA AO SURFACE TREATMENT TECHNOLOGY CO., LTD.	CHINA
GOLD	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD	CHINA
GOLD	SHENZHEN KURIL METAL COMPANY	CHINA
GOLD	SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY?	CHINA
GOLD	SHENZHEN THOUSAND ISLAND LTD.	CHINA
GOLD	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
GOLD	SHENZHEN URBAN PUBIC BUREAU OF CHINA	CHINA
GOLD	SHENZHEN ZHENGTIIANWEI TECHNDLOGZES.CO.LIMITED	CHINA
GOLD	SHINDONG-A	KOREA, REPUBLIC OF
GOLD	SHINKO ELECTRIC INDUSTRIES CO.,LTD.	JAPAN
GOLD	SHOGINI TECHNOARTS PVT LTD	INDIA
GOLD	SINO-PLATINUM METALS CO.,LTD	CHINA
GOLD	SO ACCURATE GROUP, INC.	UNITED STATES
GOLD	SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION
GOLD	SOKA PLANT	JAPAN
GOLD	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN	CFS
GOLD	SOLARTECH	CHINA
GOLD	SOLIKAMSK METAL WORKS	RUSSIAN FEDERATION
GOLD	SOLOR	TAIWAN
GOLD	SOOCHOW UNIVERSITY	CHINA
GOLD	SOUZHOU XINGRUI NOBLE	CHINA
GOLD	ST. CHEMICAL INDUSTRIAL RAW MATERIAL LINE	TAIWAN
GOLD	STANDARD BANK	HONG KONG
GOLD	SUBSTRATE	CHINA
GOLD	SUMISHO MATERIALS CORP.	JAPAN
GOLD	SUMITOMO METAL MINING CO., LTD.	JAPAN	CFS
GOLD	SUNTAIN	TAIWAN
GOLD	SUPER DRAGON TECHNOLOGY CO., LTD.	CHINA
GOLD	SUZHOU INDUSTRIAL PARK IN CHINA	CHINA
GOLD	SUZHOU XINGRUI NOBLE METAL MATERIAL CO., LTD	CHINA
GOLD	SUZUKI KIKINZOKU KAKO K.K.	JAPAN
GOLD	TAI ZHOU CHANG SAN JIAO ELECTRON CO.,LTD	CHINA
GOLD	TAIPENG	SWITZERLAND
GOLD	TAIWAN SUMIKO MATERIAL CO., LTD	TAIWAN
GOLD	TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.	CHINA
GOLD	TAIZHOU DELTA ELECTRONICS CO., LTD.	CHINA
GOLD	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA
GOLD	TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD	CHINA
GOLD	TALCANG CITY NANKANG METAL MATERILA CO., LTD	CHINA
GOLD	TANAKA ELECTRONICS SINGAPORE PTE LTD	SINGAPORE
GOLD	TANAKA KIKINZOKU GROUP	TAIWAN

GOLD	TANAKA KIKINZOKU INTERNATIONAL CO.,	SINGAPORE
GOLD	TANAKA KIKINZOKU KOGYO K.K.	JAPAN	CFS
GOLD	TECHNIC, INC.	UNITED STATES
GOLD	TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIETNAM
GOLD	THAISARCO	THAILAND
GOLD	THE GOLD SMELTER OF GUANGDONG, GAO YAO HE TAI GOLD MINING	CHINA
GOLD	THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA
GOLD	THE HUTTI GOLD COMPANY	INDIA
GOLD	THE REFINERY OF SHANDONG GOLD MINING CO. LTD	CHINA	CFS
GOLD	THE SWISS METALOR GROUP	CHINA
GOLD	TIAN CHENG	CHINA
GOLD	TOKUMOTO HONTEN	JAPAN
GOLD	TOKURIKI HONTEN CO., LTD	JAPAN	CFS
GOLD	TOKURIKI TOKYO MELTERS ASSAYERS	JAPAN
GOLD	TONG LING JIN DIAN ELECTRICAL TECHNOLOGY CO. LTD.	CHINA
GOLD	TONGLING NONFERROUS METALS GROUP CO.,LTD	CHINA
GOLD	TONGLING NONFERROUS METALS GROUP CO.,LTD	CHINA
GOLD	TORECOM	KOREA, REPUBLIC OF
GOLD	TOYO SMELTER & REFINERY OF SUMITOMO METAL MINING CO.,LTD	JAPAN	CFS
GOLD	TRADE SECRET	AUSTRALIA
GOLD	TRANSACTION AUTHORITIES IN CHAINA	CHINA
GOLD	TSUDA SANGYO CO., LTD	JAPAN
GOLD	UBS AG	SWITZERLAND
GOLD	ULBA	KAZAKHSTAN
GOLD	UMICORE BRASIL LTDA	BRAZIL	CFS
GOLD	UMICORE GALVANOTECHNIK GMBH	GERMANY
GOLD	UMICORE PRECIOUS METALS THAILAND	THAILAND	CFS
GOLD	UMICORE SA	CANADA
GOLD	UMICORE SA BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM	CFS
GOLD	UNIFORCE METAL INDUSTRIAL CORP.	HONG KONG
GOLD	UNITED PRECIOUS METALS REFINING INC.	UNITED STATES	CFS
GOLD	UNIVERTICAL INTERNATIONAL (SUZHOU) COMPANY	CHINA
GOLD	UYEMURA	UNITED STATES
GOLD	VALCAMBI SA	SWITZERLAND	CFS
GOLD	WAM TECHNOLOGIES TAIWAN CO.,LTD.,	TAIWAN
GOLD	WANG TING	HONG KONG
GOLD	WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	AUSTRALIA	CFS
GOLD	WHITE SOLDER METALURGIA E MINERAÇÃO LTDA.	BRAZIL
GOLD	WIELAND METALS SHANGHAI LTD.	CHINA
GOLD	WILLIAMS BUFALO	UNITED STATES
GOLD	WILLIAMS GOLD REFINING COMPANY	CANADA
GOLD	WILLIAMS/ WILLIAMS BREWSTER	UNITED STATES
GOLD	WOLFRAM BERGBAU UND HÜTTEN AG	AUSTRIA
GOLD	WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
GOLD	WORLDTOP	KOREA, REPUBLIC OF
GOLD	WUXI MIDDLE TREASURE MATERIALS	CHINA
GOLD	XIAMEN GOLDEN EGRET SPECIAL ALLOY CO. LTD.	CHINA
GOLD	XIAMEN HONGLU TUNGSTEN MOLYBDENUM INDUSTRY CO.,LTD	CHINA
GOLD	XIAMEN JINBO METAL CO., LTD.	CHINA
GOLD	XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA
GOLD	XINYE CO. LTD	CHINA
GOLD	XSTRATA CANADA CORPORATION	CANADA
GOLD	XSTRATA LLC	UNITED STATES
GOLD	YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING	CHINA
GOLD	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	CFS
GOLD	YANGTAI ZHAOJIN KANFORT PRECIOUS METALS CO., LTD	CHINA
GOLD	YANGZHOU GENESIS	CHINA

GOLD	YANTAI GUODASAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO. LTD.	CHINA
GOLD	YANTAI KANFORT PIONEER METALS CORPORATION	CHINA
GOLD	YANTAI RECRUIT JIN LIFU PRECIOUS METALS CO., LTD	CHINA
GOLD	YANTAI ZHAOJIN KANFORT PRECIOUS METALS CO., LTD	CHINA
GOLD	YANTAI ZHAOJIN LAI FUK PRCIOUS METALS,LTD	CHINA
GOLD	YANTAI ZHAOJIN LIFU PRECIOUS METALS CO., LTD.	CHINA
GOLD	YANTAI ZHAOJIN PRECIOUS METALS CO., LTD.	CHINA
GOLD	YANTAI ZHAOJINLIFU EXPENSIVE METAL CO. LTD	CHINA
GOLD	YOKOHAMA METAL CO LTD	JAPAN
GOLD	YOO CHANG METAL	CHINA
GOLD	YOO CHANG METAL INDUSTRIAL	KOREA, REPUBLIC OF
GOLD	YOO CHANG METAL INDUSTRIES CO LTD.	CHILE
GOLD	YUNN CHENGFENG NON-FERROUS METALS CO LTD	CHINA
GOLD	YUNN TIN COMPANY LIMITED	CHINA
GOLD	YUNNAN CHENGFENG NON-FERROUS METALS CO.,LTD.	CHINA
GOLD	YUNNAN COPPER INDUSTRY CO LTD	CHINA
GOLD	YUNNAN METALLURGICAL GROUP CO., LTD	CHINA
GOLD	YUNNAN TIN COMPANY LIMITED	CHINA
GOLD	ZHAO JIN MINING INDUSTRY CO.'LTD	CHINA
GOLD	ZHAO YUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
GOLD	ZHAOJIN GROUP&GOLD MINERAL CHINA CO., LTD.	CHINA
GOLD	ZHAOJIN LAI FUK PRECIOUS METALS LIMITED	CHINA
GOLD	ZHAOJIN MINING INDUSTRY CO.,LTD.	CHINA
GOLD	ZHAOJIN REFINING	CHINA
GOLD	ZHAOJIN,ZHAOYUAN,SHANDONG	CHINA
GOLD	ZHAOJUN MAIFU	CHINA
GOLD	ZHAOYUAN CITY, SHANDONG PROVINCE	CHINA
GOLD	ZHAOYUAN GOLD MINE	CHINA
GOLD	ZHAOYUAN GOLD SMELTING CO., LTD	CHINA
GOLD	ZHAOYUAN LIFUSHIYE CO., LTD	CHINA
GOLD	ZHAOYUAN ZHAOJIN,SHANDONG,CHINA	CHINA
GOLD	ZHAPJIN MINING INDUSTRY CO. LTD	CHINA
GOLD	ZHE JIANG GUANG YUAN NOBLE METAL SMELTING FACTORY	CHINA
GOLD	ZHEJIANG SUIJIN	CHINA
GOLD	ZHONGKUANG GOLD INDUSTRY LIMITED COMPANY	CHINA
GOLD	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA
GOLD	ZHONGSHAN PUBLIC SECURITY BUREAU, GUANGDONG PROVINCE ,CHINA	CHINA
GOLD	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA	CFS
GOLD	ZHONSHAN PUBLIC SECURITY BUREAU GUANGDONG	CHINA
GOLD	ZHUZHOU CEMENT CARBIDE	CHINA
GOLD	ZHUZHOU CEMENTED CARBIDE GROUP CO LTD	CHINA
GOLD	ZI JIN YINHUI GOLD SMELTERS IN LUOYANG	SOUTH AFRICA
GOLD	ZIJIN MINING GROUP CO. LTD	CHINA	CFS
TANTALUM	5N PLUS LÜBECK GMBH	GERMANY
TANTALUM	A&M MINERALS LIMITED	UNITED KINGDOM
TANTALUM	A&M MINERALS LTD.	UNITED KINGDOM
TANTALUM	A. BOYERTOWN, PENNSYLVANIA, USA (SEPTEMBER 8TH, 2010)	UNITED STATES
TANTALUM	A.L.M.T. CORP.	JAPAN
TANTALUM	AIR PRODUCTS	UNITED STATES
TANTALUM	ALLIED MATERIAL	JAPAN
TANTALUM	ARROZ CORPORATION.	JAPAN
TANTALUM	B. AIZU, JAPAN (OCTOBER 13, 2010)	JAPAN
TANTALUM	CABOT (GLOBAL ADVANCED METALS)	UNITED STATES
TANTALUM	CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA
TANTALUM	CHAINA SHENZHEN MORGAN SPUTTERING TARGETS & TECHNOLOGY CO.,LTD	CHINA
TANTALUM	CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA	CFS
TANTALUM	CHAOZHOU XIANGLU TUNGSTEN INDUSTRY CO LTD	CHINA

TANTALUM	CHINA SHENZHEN MORGAN SPUTTERING TARGETS & TECHNOLOGY CO.,LTD.	CHINA
TANTALUM	CHINA MINMETALS NONFERROUS METALS CO LTD	CHINA
TANTALUM	CHINA NATIONAL NONFERROUS INDUSTRY CORP.	CHINA
TANTALUM	CHINA RARE METAL MATERIALS COMPANY	CHINA
TANTALUM	CHINA SHENZHEN MORGAN SPUTTERING TARGETS & TECHNOLOGY CO., LTD.	CHINA
TANTALUM	COMPANHIA INDUSTRIAL FLUMINENSE	BRAZIL
TANTALUM	CONGHUA TANTALUM AND NIOBIUM SMELTRY	CHINA	CFS
TANTALUM	DAIDO STEEL	JAPAN
TANTALUM	DAYU WEILIANG TUNGSTEN CO.,LTD	CHINA
TANTALUM	DUOLUOSHAN	CHINA	CFS
TANTALUM	E. MA TA PHUT, THAILAND	THAILAND
TANTALUM	ENTHONE FRANCE	FRANCE
TANTALUM	ETHIOPIAN MINERALS DEVELOPMENT SHARE COMPANY	ETHIOPIA
TANTALUM	EXOTECH INC.	UNITED STATES	CFS
TANTALUM	F&X ELECTRO-MATERIALS LTD.	CHINA	CFS
TANTALUM	FOMBELL	UNITED STATES
TANTALUM	FUJIAN JINXIN TUNGSTEN CO.,LTD	CHINA
TANTALUM	FUJIAN NANPING	CHINA
TANTALUM	GAM	AUSTRALIA
TANTALUM	GANNON & SCOTT	UNITED STATES
TANTALUM	GANZHOU GRAND SEA W & MO GROUP CO LTD	CHINA
TANTALUM	GANZHOU HUAXING TUNGSTEN PRODUCTS CO. LTD.	CHINA
TANTALUM	GANZHOU NONFERROUS METALS SMELTING CO LTD.	CHINA
TANTALUM	GANZHOU SEADRAGON W & MO CO.,LTD	CHINA
TANTALUM	GANZHOU SINDA W&MO CO., LTD.	CHINA
TANTALUM	GLOBAL ADVANCED METALS	UNITED STATES	CFS
TANTALUM	GLOBAL TUNGSTEN & POWDERS CORP.	UNITED STATES
TANTALUM	GOLDEN EGRET	CHINA
TANTALUM	GOSLAR, GERMANY	GERMANY
TANTALUM	GUANGDONG ZHIYUAN NEW MATERIAL CO., LTD.	CHINA	CFS
TANTALUM	H.C. STARCK CO.,LTD.	THAILAND	CFS
TANTALUM	H.C. STARCK GROUP	GERMANY	CFS
TANTALUM	H.C. STARCK INC.	UNITED STATES	CFS
TANTALUM	H.C. STARCK LTD.	JAPAN
TANTALUM	HAN SUNG METAR	KOREA, REPUBLIC OF
TANTALUM	HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA	CFS
TANTALUM	HI-TEMP SPECIALTY METALS, INC.	UNITED STATES	CFS
TANTALUM	HUNAN CHENZHOU MINING GROUP CO	CHINA
TANTALUM	INNOVA RECYCLING GMBH	GERMANY
TANTALUM	ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN
TANTALUM	JADA ELECTRONIC LIMITED (JX NIPPON MINING&MATEL CO., LTD)	JAPAN
TANTALUM	JAPAN MINT	JAPAN
TANTALUM	JAPAN NEW METALS CO LTD	JAPAN
TANTALUM	JFE STEEL CORPORATION	JAPAN
TANTALUM	JIANGXI RARE EARTH METALS TUNGSTEN GROUP CORP.	CHINA
TANTALUM	JIANGXI TUNGSTEN INDUSTRY GROUP CO LTD	CHINA
TANTALUM	JIANGXI YICHUN	CHINA
TANTALUM	JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA	CFS
TANTALUM	JIANGXI TUNGSTEN GROUP LIMITED CORPORATION	CHINA
TANTALUM	JIUJIANG TANBRE CO., LTD.	CHINA	CFS
TANTALUM	JOHNSON MATTHEY INC	UNITED STATES
TANTALUM	JOHNSON MATTHEY LTD	CANADA
TANTALUM	KANTO DENKA KOGYO CO., LTD.	JAPAN
TANTALUM	KEMET BLUE METALS	MEXICO	CFS
TANTALUM	KEMET BLUE POWDER	UNITED STATES	CFS
TANTALUM	KING-TAN TANTALUM INDUSTRY LTD	CHINA	CFS
TANTALUM	KOJIMA CHEMICALS CO., LTD	JAPAN

TANTALUM	KOREA METAL CO. LTD	KOREA, REPUBLIC OF
TANTALUM	KULBA	CHINA
TANTALUM	LAUFENBURG, GERMANY	GERMANY
TANTALUM	LSM BRASIL S.A.	BRAZIL	CFS
TANTALUM	LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF
TANTALUM	LUOYANG KEWEI MOLYBDENUM & TUNGSTEN CO.,LTD	CHINA
TANTALUM	LUOYANG ZIJIN YINHUI METAL SMELT CO LTD	CHINA
TANTALUM	MARUICHI STEEL TUBE LTD. CO.	JAPAN
TANTALUM	MARUICHIKOKAN CO. LTD	JAPAN
TANTALUM	MATSUDA SANGYO CO., LTD.	JAPAN
TANTALUM	MATSUO ELECTRIC	JAPAN
TANTALUM	METAL DO	JAPAN
TANTALUM	METAL DO CO.,LTD	JAPAN
TANTALUM	METALLO-CHIMIQUE	BELGIUM
TANTALUM	METALLURGICAL PRODUCTS INDIA (PVT.) LTD.	INDIA	CFS
TANTALUM	METALOR TECHNOLOGIES (HONG KONG) LTD	HONG KONG
TANTALUM	METALOR TECHNOLOGIES SA	SWITZERLAND
TANTALUM	METERION ADVANCED MATERIALS THIN FILM PRODUCTS	UNITED STATES
TANTALUM	MINERAÇÃO TABOCA S.A.	BRAZIL	CFS
TANTALUM	MITSUBISHI MATERERIAL CORP	JAPAN
TANTALUM	MITSUI MINING & SMELTING	JAPAN	CFS
TANTALUM	MOLYCORP SILMET A.S.	ESTONIA	CFS
TANTALUM	MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION
TANTALUM	NADIR METAL RAFINERI SAN. VE TIC. A.ª.	TURKEY
TANTALUM	NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	CHINA
TANTALUM	NANTONG TONGJIE ELECTRICAL CO., LTD.	CHINA
TANTALUM	NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN
TANTALUM	NEC TOKIN ELECTRONICS(THAILAND)CO.,LTD.	THAILAND
TANTALUM	NEWTON, MASSACHUSETTS, USA	UNITED STATES
TANTALUM	NIHON MATERIAL CO. LTD	JAPAN
TANTALUM	NINGHUA XINGLUOKENG TUNGSTEN MINING CO.,LTD	CHINA
TANTALUM	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA	CFS
TANTALUM	KEMET BLUE POWDER	UNITED STATES
TANTALUM	NITORA	SWITZERLAND
TANTALUM	NOVENTA	MOZAMBIQUE
TANTALUM	NTET,THAILAND	THAILAND
TANTALUM	NUVOTON TECHNOLOGY CORP.	TAIWAN
TANTALUM	OJSC “THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT” (OJSC KRASTVETMET)	RUSSIAN FEDERATION
TANTALUM	OJSC KOLYMA REFINERY	RUSSIAN FEDERATION
TANTALUM	ONE CO., LTD.	KOREA, REPUBLIC OF
TANTALUM	PAMP SA	SWITZERLAND
TANTALUM	PAN PACIFIC COPPER CO. LTD	JAPAN
TANTALUM	PLANSEE GROUP	AUSTRIA	CFS
TANTALUM	POSCO	KOREA, REPUBLIC OF
TANTALUM	PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION
TANTALUM	PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA
TANTALUM	PT KOBA TIN	INDONESIA
TANTALUM	PT PUTRA KARYA	INDONESIA
TANTALUM	PT TIMAH (PERSERO), TBK	INDONESIA
TANTALUM	PX PRÉCINOX SA	SWITZERLAND
TANTALUM	QUANTUMCLEAN	UNITED STATES	CFS
TANTALUM	RAND REFINERY (PTY) LTD	SOUTH AFRICA
TANTALUM	REMELT SOURCES, INC.	UNITED STATES
TANTALUM	RFH TANTALUM SMELTRY CO., LTD	CHINA	CFS
TANTALUM	ROYAL CANADIAN MINT	CANADA
TANTALUM	SABIN METAL CORP.	UNITED STATES
TANTALUM	SAMWON METALS CORP.	KOREA, REPUBLIC OF
TANTALUM	SCHONE EDELMETAAL	NETHERLANDS
TANTALUM	SEMPSA JOYERIA PLATERIA SA	SPAIN

TANTALUM	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO. LTD	CHINA
TANTALUM	SHANGHAI JIANGXI METALS CO. LTD	CHINA
TANTALUM	SO ACCURATE GROUP, INC.	UNITED STATES
TANTALUM	SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION
TANTALUM	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN
TANTALUM	SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION	CFS
TANTALUM	SUMITOM METAL MINING CO.,LTD	JAPAN
TANTALUM	TAKI CHEMICAL CO., LTD.	JAPAN	CFS
TANTALUM	TALISON MINERALS PTY LTD	AUSTRALIA
TANTALUM	TANAKA KIKINZOKU KOGYO K.K.	JAPAN
TANTALUM	TANCO	CANADA
TANTALUM	TANTALITE RESOURCES	SOUTH AFRICA
TANTALUM	TEJING (VIETNAM) TUNGSTEN CO LTD	VIETNAM
TANTALUM	TELEX	UNITED STATES	CFS
TANTALUM	THAISARCO	THAILAND
TANTALUM	THYSSENKRUPP VDM USA, INC	UNITED STATES
TANTALUM	TOKURIKI HONTEN CO., LTD	JAPAN
TANTALUM	ULBA	KAZAKHSTAN	CFS
TANTALUM	ULBA	RUSSIAN FEDERATION
TANTALUM	UNION TOOL CO.LTD	JAPAN
TANTALUM	VALCAMBI SA	SWITZERLAND
TANTALUM	VISHAY TANTALUM	PANAMA
TANTALUM	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIETNAM
TANTALUM	WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	AUSTRALIA
TANTALUM	WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
TANTALUM	XIAMEN GOLDEN EGRET SPECIAL ALLOY CO.LTD	CHINA
TANTALUM	XIAMEN TUNGSTEN CO LTD	CHINA
TANTALUM	YANO METAL	JAPAN
TANTALUM	YICHUN JIN YANG RARE METAL CO., LTD	CHINA	CFS
TANTALUM	YOKOHAMA METAL CO LTD	JAPAN
TANTALUM	YUNNAN COPPER INDUSTRY CO LTD	CHINA
TANTALUM	YUNNAN TIN COMPANY, LTD.	CHINA
TANTALUM	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
TANTALUM	ZHUZHOU CEMENT CARBIDE WORKS	CHINA	CFS
TANTALUM	ZIJIN MINING GROUP CO. LTD	CHINA
TIN	5N PLUS	CANADA
TIN	5N PLUS	GERMANY
TIN	5N PLUS	UNITED KINGDOM
TIN	A.L.M.T. CORP.	JAPAN
TIN	ABC	ALGERIA
TIN	ACADEMY PRECIOUS METALS(CHINA)CO.,LTD	CHINA
TIN	ACT JAPAN	JAPAN
TIN	AI-CHIA INDUSTRIAL CO., LTD.	CHINA
TIN	AIDA CHEMICAL INDUSTRIES CO. LTD.	JAPAN
TIN	AIM	CANADA
TIN	AK STEEL CORP.	UNITED STATES
TIN	ALERIS (PROVIDES ALUMINUM ALLOY TO ORLICK)	CANADA
TIN	ALL ARMOR MINORU INDUSTRY (CO ) CO., LTD.	TAIWAN
TIN	ALLGEMEINE GOLD-UND SILBERSCHEIDEANSTALT A.G.	GERMANY
TIN	ALMAG	ITALY
TIN	ALMIT	CHINA
TIN	ALPHA	INDONESIA
TIN	ALPHA	UNITED STATES	CFS
TIN	ALPHA METALS	CHINA
TIN	ALPHA METALS KOREA LTD.	KOREA, REPUBLIC OF
TIN	ALPHA METALS TAIWAN	TAIWAN
TIN	AMALGAMATED INC	UNITED STATES
TIN	AMALGAMATED METAL CORPORATION KETABANG	UNITED KINGDOM
TIN	AMALGAMATED METAL CORPORATION PLC	INDONESIA

TIN	AMALGAMET	UNITED STATES
TIN	AMALGAMET INC	PERU
TIN	AMERICAN IRON AND METAL	CANADA
TIN	AMERICAN IRON AND METAL	UNITED STATES
TIN	AMI BRIDGE ENTERPRISE CO., LTD.	TAIWAN
TIN	AN CHEN	CHINA
TIN	AN XIN XUAN XIN YUE YOU SE JIN SHU CO. LTD.	INDONESIA
TIN	AN XIN XUAN XIN YUE YOU SE JIN SHU CO.LTD	CHINA
TIN	ANSON SOLDER TIN PRODUCTS CO., LTD	CHINA
TIN	AOKI LOBORATORIES LTD	HONG KONG
TIN	AOKI LOBORATORIES LTD.	CHINA
TIN	ARCELOR LA PLAINE	FRANCE
TIN	ARCELORMITTAL BURNS HARBOR	UNITED STATES
TIN	ASAHI	SINGAPORE
TIN	ASAHI SEIREN CO.,LTD	JAPAN
TIN	ASAHI SOLDER TECHNOLOGY (WUXI) CO., LTD.	CHINA
TIN	ASAKA RIKEN CO LTD	JAPAN
TIN	ASEM	CHINA
TIN	ASSAF CONDUCTORS LTD.	UNITED STATES
TIN	ATI METALWORKING PRODUCTS	CANADA
TIN	ATI METALWORKING PRODUCTS	UNITED STATES
TIN	ATI TUNGSTEN MATERIALS	UNITED STATES
TIN	ATLANTIC METALS	UNITED STATES
TIN	ATLANTIC METALS & ALLOYS	UNITED STATES
TIN	ATOTECH DEUTSCHLAND	GERMANY
TIN	AURUBIS AG	UNITED STATES
TIN	AUSMELT LIMITED	AUSTRALIA
TIN	BALVER ZINN JOSEF JOST GMBH & CO. KG	GERMANY
TIN	BANGJIA ISLAND	INDONESIA
TIN	BANKA	MALAYSIA
TIN	BANTIAN LONGGANG DISTRICT,SHENZHEN CLTY ,GUANGDONG PROVINCE CHINA	CHINA
TIN	BAOSHENGLONG	CHINA
TIN	BAOSHIDA SWISSMETAL	SWITZERLAND
TIN	BAOTAI	CHINA
TIN	BEFESA ALUMINIO, S.L.	SPAIN
TIN	BEIJING ORIENTAL GUIDE WELDING MATERIALS CO., LTD.	CHINA
TIN	BEIJING XINGHE JIADA TECHNOLOGY DEVELOPMENT	CHINA
TIN	BEST METAIS E SOLDAS S.A.	MEXICO
TIN	BEST METALS	BRAZIL
TIN	BEST METALS	CANADA
TIN	BINTULU	MALAYSIA
TIN	BNT CHEMICALS GMBH	GERMANY
TIN	BONOKA.BELITING INDONESIA	INDONESIA
TIN	BOYI METAL ELECTRO FTY	CHINA
TIN	BRAUTMEIER GMBH	GERMANY
TIN	BRINKMANN CHEMIE AG	GERMANY
TIN	BRITANNIA REFINED METALS LTD.	UNITED KINGDOM
TIN	BUHUNG IND	KOREA, REPUBLIC OF
TIN	BUTTERWORTH SMELTER	MALAYSIA
TIN	CANFIELD	UNITED STATES
TIN	CAPXON(HONGYUAN)	INDONESIA
TIN	CARIDAD	MEXICO
TIN	CASTOLIN	FRANCE
TIN	CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA
TIN	CFC COOPERATIVA DOS FUNDIDORES DE CASSITERITA DA AMAZNIA LTDA.	MALAYSIA
TIN	CFC COOPERATIVA DOS FUNDIDORES DE CASSITERITA DA AMAZÔNIA LTDA.	BRAZIL
TIN	CHAINBOW	INDONESIA

TIN	CHAN WEN COPPER INDUSTRY CO.,LTD.	TAIWAN
TIN	CHAOYUE	CHINA
TIN	CHEN JUNG METAL	TAIWAN
TIN	CHENGFENG METALS CO PTE LTD	CHINA
TIN	CHENGFENG METALS CO PTE LTD	MALAYSIA
TIN	CHENGFENG METALS CO PTE LTD	SINGAPORE
TIN	CHENGLIKUNSHANCHENGLIHAN TIN INDUSTRY CO.,LTD	CHINA
TIN	CHENZHOU GOLD ARROW SOLDER CO.,LTD	CHINA
TIN	CHENZHOU YUNXIANG MINERAL SMELTING CO.,LTD	CHINA
TIN	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA
TIN	CHINA HIROSHIMA XI NANDAN CHINESE TIN SETS FOUNDATION	CHINA
TIN	CHINA HONGQIAO	CHINA
TIN	CHINA HUAXI GROUP NANDAN	CHINA
TIN	CHINA NATIONAL GOLD GROUP CORPORATION	CHINA
TIN	CHINA NATIONAL NON-FERROUS	CHINA
TIN	CHINA RARE METAL MATERIALS COMPANY	CHINA
TIN	CHINA STEEL CORPORATION	TAIWAN
TIN	CHINA TIN GROUP CO., LTD.	CHINA
TIN	CHINA TIN LAI BEN SMELTER CO., LTD.	CHINA
TIN	CHINA TIN METAL MATERIALS IN GUANGXI BRANCH	HONG KONG
TIN	CHINA TIN SMELTER CO. LTD.	AUSTRALIA
TIN	CHINA TIN SMELTER CO. LTD.	CHINA
TIN	CHINA YUNXI MINING	CHINA
TIN	CHINALCO LUOYANG COPPER CO., LTD.	CHINA
TIN	CHINESE HUNAN PROVINCE CHENZHOU CITY	CHINA
TIN	CHINESEGUANGXINANTANSINTERTINGROUP	CHINA
TIN	CHOFU WORKS	JAPAN
TIN	CHORUS TATA STEEL	BELGIUM
TIN	CHRIS CARKNER	CANADA
TIN	CHUANGYE METAL WIRING MATERIALS CO., LTD.	CHINA
TIN	CHUTAN GANXIAN COUNTY, JIANGXI, CHINA	CHINA
TIN	CNMC (GUANGXI) PGMA CO. LTD.	CHINA
TIN	CODELCO	CHILE
TIN	COFERMETAL	ITALY
TIN	COME FM TIMAH	INDONESIA
TIN	COMPANY INTERNAL INFORMATION UN DISCLOSURE	CHINA
TIN	CONSTELLIUM EXTRUSIONS DECIN S.R.O.	CZECH REPUBLIC
TIN	COOKSON	UNITED STATES
TIN	COOKSON ALPHA METALS (SHENZHEN) CO., LTD.	CHINA
TIN	COOPERATIVA PRODUTORES DE ESTANHO	BRAZIL
TIN	COOPERMETAL - COOPERATIVE METALURGICA DE RONDONIA LTDA.	BRAZIL	CFS
TIN	CORPORATION BERHAD (MSC)	MALAYSIA
TIN	CSC PURE TECHNOLOGIES	RUSSIAN FEDERATION
TIN	PT DS JAYA ABADI	INDONESIA
TIN	CV DUTA PUTRA BANGKA	INDONESIA
TIN	CV GITA PESONA	INDONESIA
TIN	CV JUSTINDO	INDONESIA
TIN	CV MAKMUR JAYA	INDONESIA
TIN	CV NURJANAH	INDONESIA
TIN	CV PRIMA TIMAH UTAMA	INDONESIA
TIN	CV SERUMPUN SEBALAI	INDONESIA
TIN	CV UNITED SMELTING	BOLIVIA
TIN	CV UNITED SMELTING	INDONESIA	CFS
TIN	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
TIN	DAE KIL	KOREA, REPUBLIC OF
TIN	DAE KIL METAL CO., LTD	CHINA
TIN	DAECHANG CO. LTD.	KOREA, REPUBLIC OF
TIN	DAEWOO INTERNATIONAL	KOREA, REPUBLIC OF
TIN	DAIKI ALUMINIUM INDUSTRY (THAILAND) CO.,LTD.	THAILAND

TIN	DARLEY DALE SMELTER	UNITED KINGDOM
TIN	DEAWOO INTERNATIONAL	KOREA, REPUBLIC OF
TIN	DEDE KIMYA	TURKEY
TIN	DICKMANN S.R.L.	ITALY
TIN	DIEHL METTAL	GERMANY
TIN	DOCTOR OF SOLDER PRODUCTS CO., LTD	CHINA
TIN	DOHINO METAL	JAPAN
TIN	DOI FIELD METALS CO., LTD.	JAPAN
TIN	DONG GUAN SHENMAO SOLDERING TIN CO;LTD	CHINA
TIN	DONGBUSTEEL	KOREA, REPUBLIC OF
TIN	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO.,LTD	CHINA
TIN	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD.	CHINA
TIN	DONGGUAN HUAYU METAL-MATERIAL CO., LTD.	CHINA
TIN	DONGGUAN LASON METEL MATERIALS CO,.LTD	CHINA
TIN	DONGGUAN QIANDAO TIN CO.,LTD	CHINA
TIN	DONGGUAN YUECHENG METAL MATERIALS CO., LTD.	CHINA
TIN	DONGGUAN ZHONG JU TIN ELECTRONIC CO.,LTD.	CHINA
TIN	DONGGUN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
TIN	DOWA	JAPAN	CFS
TIN	DR.-ING. MAX SCHLOETTER GMBH & CO. KG	GERMANY
TIN	DR.-ING. MAX SCHLÖTTER GMBH & CO. KG	PERU
TIN	DUKSAN HI-METAL	KOREA, REPUBLIC OF
TIN	DUOLUOSHAN SAPPHIRE RARE METAL CO.LTD	CHINA
TIN	DYFENCO GREEN APPLIED MATERIAL CO., LTD	INDONESIA
TIN	EBARA-UDYLITE	CHINA
TIN	EDZELL CORP	URUGUAY
TIN	EFD INC.	UNITED STATES
TIN	ELECTROLOY COROPERATION SDN BHD	MALAYSIA
TIN	ELECTROLOY METAL PTE & REFINING CO., LTD	THAILAND
TIN	ELECTROLOY METAL PTE LTD	CHINA
TIN	ELECTROLOY METAL PTE LTD	SINGAPORE
TIN	ELSOLD	GERMANY
TIN	EMPRESA METALÚRGICA VINTO	BOLIVIA	CFS
TIN	ESSAR STEEL ALGOMA	CANADA
TIN	ESTANHO DE RONDÔNIA S.A.	BRAZIL
TIN	E-TECH PHILIPPINES	PHILIPPINES
TIN	EXIMETAL S.A.	ARGENTINA
TIN	EXIMETAL S.A.	BRAZIL
TIN	EXIMETAL S.A.	PANAMA
TIN	EXOTECH INC.	UNITED STATES
TIN	F&X ELECTRO-MATERIALS LTD.	CHINA
TIN	F.LLI COSTA	ITALY
TIN	FA CHIA METAL	TAIWAN
TIN	FEINHUTTE HALSBRUCKE GMBH	CANADA
TIN	FEINHÜTTE HALSBRÜCKE GMBH	GERMANY
TIN	FEN CHEN ZHOU CITY, HUNAN PROVINCE, CITY, TOWNSHIP, SOUTH OF THE VILLAGE L	CHINA
TIN	FENIX METALS	POLAND
TIN	FIRST COPPER TECHNOLOGY CO., LTD.	CHINA
TIN	FOONGSAN CORPORATION	KOREA, REPUBLIC OF
TIN	FOSHAN NANHAI TONGDING METAL CO., LTD.	CHINA
TIN	FROST ELECTROPLATING LT	UNITED KINGDOM
TIN	FSE NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
TIN	FUJI METAL MINING	THAILAND
TIN	FUJI METAL MINING CORP	TAIWAN
TIN	FUJI METAL MINING CORP.	JAPAN
TIN	FUJIAN ZIJIN COPPER INDUSTRY CO.,LTD	CHINA
TIN	FULL ARMOR INDUSTRIES (SHARES) LTD.	TAIWAN
TIN	FUNDIPAR	BRAZIL
TIN	FUNSUR	BRAZIL

TIN	FURUKAWA ELECTRIC CO.,LTD.	JAPAN
TIN	GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	ITALY
TIN	GALLATIN STEEL	UNITED STATES
TIN	GALVA IRON & METAL CO	UNITED STATES
TIN	GALVA METAL	EGYPT
TIN	GALVA-METALL GMBH	GERMANY
TIN	GANNAN TIN SMELTER	CHINA
TIN	GANNON & SCOTT	UNITED STATES
TIN	GANZHOU HUAXING TUNGSTEN	CHINA
TIN	GANZHOU NON-FERROUS METALS SMELTING CO., LTD.	CHINA
TIN	GANZHOU SEADRAGON W & MO CO., LTD.	CHINA
TIN	GE JIU CITY DATUN CHENGFENG SMELTER	CHINA
TIN	GE JIU LIAN CHANG	CHINA
TIN	GEBRUEDER KEMPER GMBH	GERMANY
TIN	GEIB REFINING CORP.	CHINA
TIN	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
TIN	GEJIU JIN YE MINERAL CO., LTD	CHINA
TIN	GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA
TIN	GEJIU NON-FERROUS METAL PROCESSING CO. LTD.	CHINA	CFS
TIN	GEJIU YELIAN CHANG	CHINA
TIN	GEJIU YUNXI GROUP CORP.	CHINA
TIN	GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA
TIN	GEJIU ZILI MINING AND SMELTING CO., LTD.	CHINA
TIN	GEJIUSHI IN YUNNAN TIN CO., LTD	CHINA
TIN	GEM TERMINAL IND.CO.,LTD	CHINA
TIN	GIBBS WIRE & STEEL CO	UNITED STATES
TIN	GLOBAL ADVANCED METALS	UNITED STATES
TIN	GLOBAL TUNGSTEN & POWDERS CORP.	UNITED STATES
TIN	GOLD BELL GROUP	CHINA
TIN	GOMAT-E-K.	GERMANY
TIN	GOODWAY	CHINA
TIN	GOODWAY	UNITED STATES
TIN	GRAF-ARCO-STR. 36 89079 ULM, GERMANY 0731 9440	GERMANY
TIN	GRANDE	CHINA
TIN	GRANT MANUFACTURING AND ALLOYING	FRANCE
TIN	GRANT MANUFACTURING AND ALLOYING	UNITED STATES
TIN	GRIK PERAK MALAYSIA	MALAYSIA
TIN	GRILLO HANDEL	GERMANY
TIN	GROWING AND CHEMICAL (SUZHOU) CO., LTD.	CHINA
TIN	GUAMG XI LIU ZHOU	CHINA
TIN	GUANG XI HUA XI CORP	CHINA
TIN	GUANG XI LIU XHOU	CHINA
TIN	GUANGDONG JIATIAN STANNUM PRODUCTS CO., LTD	CHINA
TIN	GUANGDONG ANSON TIN PRODUCTS MANUFACTURING CO., LTD.	CHINA
TIN	GUANGXI CHINA TIN METAL METERIALS COMPANY	CHINA
TIN	GUANGXI HUAXI GROUP CO., LTD	CHINA
TIN	GUANGXI JIN LIAN	CHINA
TIN	GUANGXI LIU ZHOU	CHINA
TIN	GUANGXI NONFERROUS METALS GROUP ( HECHI XINHUA SMELTING LIMITED COMPANY	CHINA
TIN	CNMC (GUANGXI) PGMA CO. LTD.	CHINA
TIN	GUANGXI PINGGUI PGMA CO., LTD	CHINA
TIN	GUANGXI PINGGUI UFO TIN CHINA	CHINA
TIN	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA
TIN	GUANGZHOU SPECIAL COPPER & ELECTRONICS MATERIAL CO.,LTD	CHINA
TIN	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	CHINA
TIN	GUANXI CHINA TIN GROUP CO.,LTD	CHINA
TIN	H L THORNE	UNITED KINGDOM
TIN	H.C. STARCK LTD	JAPAN

TIN	H.J.ENTHOVEN & SONS IS A DIVISION OF H.J.ENTHOVEN LTD	UNITED KINGDOM
TIN	HAIWOO	CHINA
TIN	HANA-HIGH METAL	MALAYSIA
TIN	HANDOK METAL CO.,LTD	KOREA, REPUBLIC OF
TIN	HANGZHOU YOUBANG SOLDERING MATERIALS CO.,LTD	CHINA
TIN	HANHWA INTERNATIONAL	KOREA, REPUBLIC OF
TIN	HARADA METAL	JAPAN
TIN	HC STARCK GMBH	GERMANY
TIN	HECHI METALLURGICAL CHEMICAL FACTORY	CHINA
TIN	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
TIN	HEIMERLE + MEULE GMBH	GERMANY
TIN	HENAN ZHONGYUAN GOLD SMELTING LIMITED LIABILITY COMPANY.	CHINA
TIN	HENGTAI WIRING MATERIALS CO., LTD.	CHINA
TIN	HERAESU	FRANCE
TIN	HERAESU ZHAOYUAN CHANGSHU ELECTRONIC MATERIAL CO.,LTD	CHINA
TIN	HERAEUS MATERIALS SINGAPORE PTE, LTD.	SINGAPORE
TIN	HERAEUS MATERIALS TECHNOLOGY GMBH&CO.KG	GERMANY
TIN	HERAEUS ORIENTAL HITEC CO., LTD.	KOREA, REPUBLIC OF
TIN	HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY
TIN	HERAEUS S.P.A.	ITALY
TIN	HERAEUS TECHNOLOGY CENTER	CHINA
TIN	HERAEUS ZHAOYUAN CHANGSHU ELECTRONIC MATERIAL CO.,LTD	CHINA
TIN	HERAUES MATERIALS TECHNOLOGY GMBH	GERMANY
TIN	HI STAR MATERIAL CORP	KOREA, REPUBLIC OF
TIN	HIGH QUALITY TECHNOLOGY CO.,LTD	CHINA
TIN	HIGHJENT TECHNOROGY	JAPAN
TIN	HIGH-POWER SURFACE TECHNOLOGY	CHINA
TIN	HIGH-TECH CO., LTD. TAIWAN	TAIWAN
TIN	HIJOS DE JUAN DE GARAY	SPAIN
TIN	HIKARU SUITES LTD.	JAPAN
TIN	HITACHI CABLE	JAPAN
TIN	HITACHI CHEMICAL COMPANY AMERICA, LTD.	UNITED STATES
TIN	HITACHI SEIREN	JAPAN
TIN	HITACHI SMELTING CO., LTD.	JAPAN
TIN	HI-TEMP	UNITED STATES
TIN	HONEYWELL ELECTRONIC MATERIALS	UNITED STATES
TIN	HONG-QIAO CO., LTD.	CHINA
TIN	HQ METAL PRODUCTS(KS)CO.LTD	CHINA
TIN	HUA ENG WIRE & CABLE CO., LTD.	TAIWAN
TIN	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
TIN	HUAXI GROUP	CHINA
TIN	HUAXI GUANGXI GROUP	CHINA
TIN	HUAXI SMELTING CO. LTD	CHINA
TIN	HUAXI TIN (LIUZHOU) CO. LTD	CHINA
TIN	HUAYOU	TAIWAN
TIN	HUBEI HUANGGANG TONG DING METAL MATERIALS CO., LTD	CHINA
TIN	HUICHANG JINSHUNDA TIN CO. LTD	CHINA
TIN	HUICHANG SHUN TIN KAM INDUSTRIES, LTD.	CHINA
TIN	HUILIANG	CHINA
TIN	HUIZHOU TAIWAN ELECTRONIC COMPONENT LIMITED COMPANY	CHINA
TIN	HUIZHOU TIN HIGH-TECH CO., LTD.	CHINA
TIN	HULTERWORTH SMELTER	MALAYSIA
TIN	HUMEN, DONGGUAN, CHINA WEST LAKE INDUSTRIAL ZONE	CHINA
TIN	HUNAN CHUN-CHANG NON-FERROUS SMELTING & CONCENTRATING CO., LTD.	CHINA
TIN	HUNAN XIANGHUALING TIN CO. LTD	CHINA
TIN	HWASUNG CJ CO. LTD	KOREA, REPUBLIC OF
TIN	HYUNDAI-STEEL	KOREA, REPUBLIC OF

TIN	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
TIN	IBF IND BRASILEIRA DE FERROLIGAS LTDA	JORDAN
TIN	IBF IND BRASILEIRA DE FERROLIGAS LTDA	TAIWAN
TIN	IMLI	INDONESIA
TIN	IMPAG AG	SWITZERLAND
TIN	IMPERAL ALUMINUM	UNITED STATES
TIN	IMPERIAL ZINC, CORP.	UNITED STATES
TIN	INBRA IND E COM DE METAIS LTDA	BRAZIL
TIN	INCESA COMP.ELETRICOS LTDA	BRAZIL
TIN	INCREASINGLY AND CHEMICAL CO. (SUZHOU) LTD.	CHINA
TIN	IND, BRASILIERA DE FERROLIGAS LTDA	BRAZIL
TIN	INDONESIAN STATE TIN CORP	INDONESIA
TIN	INDONESIAN TIN INGOT	INDONESIA
TIN	INDRA ERAMULTI LOGAM	CHINA
TIN	INTERNATIONAL WIRE GROUP, INC	UNITED STATES
TIN	IPS	FRANCE
TIN	ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN
TIN	ISHIHARA CHEMICAL CO. LTD.	JAPAN
TIN	ISHIKAWA METAL CO.,LTD.	JAPAN
TIN	IZHEVSK ELECTROMECHANICAL PLANT KUPOL	RUSSIAN FEDERATION
TIN	JALANPANTAI/MALAYSIA	MALAYSIA
TIN	JAN JANG	TAIWAN
TIN	JAN JANQ	TAIWAN
TIN	JAPAN CHOFU MANUFACTURING PLANT	JAPAN
TIN	JAPAN COPPER AND BRASS CO., LTD.	JAPAN
TIN	JAPAN FERRAR METALS	JAPAN
TIN	JAPAN NEW METALS CO., LTD.	JAPAN
TIN	JAPAN REFINING CO., LTD.	JAPAN
TIN	JAU JANQ ENTERPRISE CO., LTD.	CHINA
TIN	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
TIN	JAUJANQ_MALAYSIA SMELTING CORP	MALAYSIA
TIN	JEAN GOLDSCHMIDT INTERNATIONAL	BELGIUM
TIN	JI.KETAPANG,KAWASAN INDUSTRI PANGKAL PINANG BANGKA- INDONESIA	INDONESIA
TIN	JIA TIAN	CHINA
TIN	JIANGSU XINHAI COPPER CO.,LTD.	CHINA
TIN	JIANGXI COPPER COMPANY LIMITED	CHINA
TIN	JIANGXI JIAWANG	CHINA
TIN	JIANGXI JINSHUNDA HUICHANG KAM TIN CO., LTD	CHINA
TIN	JIANGXI NANSHAN	CHINA
TIN	NANSHAN TIN CO. LTD.	CHINA
TIN	JIANGXI SHUNDA HUICHANG KAM TIN CO.,LTD	CHINA
TIN	JIANGXI TONGYE	CHINA
TIN	JIANGXI TUNGSTEN INDUSTRY CO LTD	CHINA
TIN	JIANGXISHUNDA HUICHANG KAM TIN CO., LTD.	CHINA
TIN	JIN LI CHANG	CHINA
TIN	JIN TIAN	CHINA
TIN	JIN YI GROUP	CHINA
TIN	JIN ZHOU	CHINA
TIN	JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA
TIN	JIUJIANG TANBRE CO., LTD.	CHINA
TIN	JOHNSON MATTHEY INC	UNITED STATES
TIN	JOHNSON MATTHEY LTD	CANADA
TIN	J-TECH	CHINA
TIN	JU TAI INDUSTRIAL CO.,LTD.	CHINA
TIN	JX NIPPON MINING & METALS CO., LTD.	INDONESIA
TIN	JX NIPPON MINING & METALS CO., LTD.	JAPAN
TIN	JX日ú鉱z日ú石Î	JAPAN
TIN	KAI UNION INDUSTRY AND TRADE CO., LTD.	CHINA
TIN	KAI UNITA TRADE LIMITED LIABILITY COMPANY	CHINA

TIN	KAIMENG(GEJIU) INDUSTRY AND TRADE CO., LTD.	CHINA
TIN	KALAS WIRE	UNITED STATES
TIN	KATABANG	UNITED KINGDOM
TIN	KATAPANG	CHINA
TIN	KEELING & WALKER	UNITED KINGDOM
TIN	KEMET BLUE POWDER	UNITED STATES
TIN	KESTER INC	INDIA
TIN	KETABANG	INDONESIA
TIN	KEWEI TIN CO.,LTD	CHINA
TIN	KIHONG T&G	INDONESIA
TIN	KING-TAN TANTALUM INDUSTRY LTD	CHINA
TIN	KISTRON	KOREA, REPUBLIC OF
TIN	KITZ METAL WORKS CORPORATION	JAPAN
TIN	KIYOMINE METAL INDUSTRY CO.,LTD.	JAPAN
TIN	KME BRASS GERMANY GMBH	GERMANY
TIN	KME BRASS ITALY	ITALY
TIN	KOBA	INDONESIA
TIN	KOBA	MALAYSIA
TIN	KOBE STEEL, LTD.	JAPAN
TIN	KOHOKU KOGYO CO.,LTD.	JAPAN
TIN	KOJIMA CHEMICALS CO,LTD	INDONESIA
TIN	KOJIMA CHEMICALS CO., LTD	JAPAN
TIN	KOKI JAPAN	JAPAN
TIN	KOKI PRODUCTS CO.,LTD	JAPAN
TIN	KOKI PRODUCTS CO.,LTD	THAILAND
TIN	KOREA METAL CO. LTD	KOREA, REPUBLIC OF
TIN	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
TIN	K-TECH	KOREA, REPUBLIC OF
TIN	KU PING ENTERPRISE CO., LTD.	TAIWAN
TIN	KUANSHAN CHINA AI SEN SELF-CONDUCTOR METERIALS COMPANY	CHINA
TIN	KUNDUR SMELTER	INDONESIA
TIN	KUNMING HIGH-TECH INDUSTRIAL DEVELOPING AREA	CHINA
TIN	KUNSHAN CONCENTRIC SURFACE TECHNOLOGY CO., LTD	CHINA
TIN	KUNSHAN INTO THE SOLDER MANUFACTURING CO., LTD	CHINA
TIN	KUNSHAN SHENGHAN	CHINA
TIN	KUNSHAN SHING LEE SOLDER MANUFACTURING CO.,LTD.	CHINA
TIN	KUNSHAN XIUBO	CHINA
TIN	KUNTAI	CHINA
TIN	KUPOL	RUSSIAN FEDERATION
TIN	KYOCERA	JAPAN
TIN	LAIBIN HUAXI SMELTERRING CO.,LTD	CHINA
TIN	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD	CHINA
TIN	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA
TIN	LEE CHEONG GOLD	CHINA
TIN	LEE ESTABLISHED A SOLDER MANUFACTURING CO., LTD. KUNSHAN	CHINA
TIN	LEVITRA CAN, SHENZHEN ELECTRONIC TECHNOLOGY CO., LTD.	CHINA
TIN	LEYBOLD	MALAYSIA
TIN	LEYBOLD CO.,LTD.	JAPAN
TIN	LG INTERNATIONAL CORP	KOREA, REPUBLIC OF
TIN	LI HONG, WUXI ELECTRONIC MATERIALS CO.,LTD	CHINA
TIN	LICHUNG SOLDERING MANUFACTURING CO.,LTD	CHINA
TIN	LINETECH	KOREA, REPUBLIC OF
TIN	LINGBAO JINYUAN TONGHUI REFINERY CO. LTD.	CHINA
TIN	LINWU XIANGGUI MINERAL SMELTING CO.,LTD	CHINA
TIN	LIQIAO PLATING	CHINA
TIN	LITTELFUSE	CHINA
TIN	LIUZHOU CHINA TIN	CHINA
TIN	LMD	NETHERLANDS

TIN	LOCALIDAD VINTO, CARRETERA A POTOSI, KM. 7.5 ORURO / BOLIVIA	BOLIVIA
TIN	LSM BRASIL S.A.	BRAZIL
TIN	LS-NIKKO COPPER INC	KOREA, REPUBLIC OF
TIN	LUPON ENTERPRISE CO.,LTD	TAIWAN
TIN	M SMELTER	GERMANY
TIN	MA ON SHUGUANG SMELTING PLANT	CHINA
TIN	MAGNU'S MINERAIS METAIS E LIGAS LTDA	BRAZIL	CFS
TIN	MAKIN METAL POWDERS (UK) LTD	UNITED KINGDOM
TIN	MALAYSIA ALUMINIUM & ALLOY SDN.BHD	MALAYSIA
TIN	MALAYSIA SMELTING CORPORATION (MSC)	BRAZIL
TIN	MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA	CFS
TIN	MATERIALS ECO-REFINING CO.LTD	JAPAN
TIN	MATERION	UNITED STATES
TIN	MATSUDA SANGYO CO., LTD.	JAPAN
TIN	MATSUO HANDA CO.,LTD.	JAPAN
TIN	MATSUO NN DA LTD.	JAPAN
TIN	MATSUO SOLDER CO., LTD.	JAPAN
TIN	MATSUSHIMA KINZOKU	JAPAN
TIN	MATSUSHIMA METALS CO., LTD.	JAPAN
TIN	MCP GROUP	UNITED STATES
TIN	MCP HECK	GERMANY
TIN	MCP HEK GMBH	GERMANY
TIN	MCP METAL SPECIALIST INC.	UNITED KINGDOM
TIN	MCP METAL SPECIALIST INC.	UNITED STATES
TIN	MCP MINING & CHEMICAL PRODUCTS LTD. UK	CHINA
TIN	MCP MINING & CHEMICAL PRODUCTS LTD. UK	UNITED KINGDOM
TIN	MELT METAIS E LIGAS S/A	BRAZIL	CFS
TIN	MENG NENG (M) SDN. BHD.	CHINA
TIN	PT TAMBANG TIMAH	INDONESIA
TIN	MENTOK SMELTER	INDONESIA
TIN	METACONCEPT FRANCE	FRANCE
TIN	METAHUB INDUSTRIES SDN. BHD.	MALAYSIA
TIN	METALLIC MATERIALS BRANCH OF GUANGXI CHINA TIN GROUP CO.,LTD.	CHINA
TIN	METALLIC RESOURCES INC	UNITED STATES
TIN	METALLO CHIMIQUE	BELGIUM	CFS
TIN	METALOR TECHNOLOGIES (HONG KONG) LTD	HONG KONG
TIN	METALOR TECHNOLOGIES SA	SWITZERLAND
TIN	METALOR USA REFINING CORPORATION	UNITED STATES
TIN	METARI	INDONESIA
TIN	MIHARA KINZOKU KOGYO CO.,LTD.	JAPAN
TIN	MILLARD WIRE	UNITED STATES
TIN	MILLER COMPANY	UNITED STATES
TIN	MIMMETAL	CHINA
TIN	MINCHALI METAL INDUSTRY CO. LTD.	TAIWAN
TIN	MINERAÇÃO TABOCA S.A.	BRAZIL	CFS
TIN	MING LI JIA SMELT METAL FACTORY	CHINA
TIN	MING LI JIA SMELT METAL FACTORY	PERU
TIN	MINICUT	CHINA
TIN	MINMETALS GANZHOU TIN CO. LTD.	CHINA
TIN	MINSUR	PERU	CFS
TIN	MINSUR BOLIVIA	BOLIVIA
TIN	MINSUR S.A. TIN METAL (&MINERA??O TABOCA S.A.)	JAPAN
TIN	MINSUR S.A. TIN METAL (&MINERA??O TABOCA S.A.)	UNITED STATES
TIN	MINSUR VIA MCP METAL SPECIALTIES, INC. FAIRFIELD, CONNECTICUT, USA	UNITED STATES
TIN	MINSUR, CHENGFENG METALS CO PTE LTD	CHINA
TIN	MITS-TEC (SHANGHAI) CO. LTD.	CHINA
TIN	MITSU SUMITOMO METAL MINING BRASS & COPPER CO.,LTD	JAPAN

TIN	MITSUBISHI CORPORATION RTM JAPAN LTD.	INDONESIA
TIN	MITSUBISHI MATERIALS CORPORATION	JAPAN	CFS
TIN	MITSUI MINING AND SMELTING CO., LTD.	JAPAN
TIN	MITSUI SUMITOMO METAL MINING BRASS & COPPER CO.,LTD	JAPAN
TIN	MK ELECTRON	MALAYSIA
TIN	MSC CROPORATION BERHAD	MALAYSIA
TIN	MULTIPLE XIN PRECISION METAL ELECTROPLATING FACTORY	CHINA
TIN	N.E. CHEMCAT CORPORATION	JAPAN
TIN	NANCHANG METAL MATERIAL CO.,LTD	CHINA
TIN	NANGKANG NANSHAN TIN MANUFACTORY CO.,LTD	CHINA
TIN	NANJING DAMAI SCIENCE TECHNOLOGY INDUSTRY CO.,LTD	CHINA
TIN	NANJING XIN YING TECHNOLOGY CO,LTD	CHINA
TIN	NANKANG NANSHAN TIN MANUFACTORY CO., LTD.	CHINA
TIN	NATHAN TROTTER & CO	UNITED STATES
TIN	NATHAN TROTTER & CO. INC	UNITED STATES
TIN	NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN
TIN	NCANG METAL MATERIAL CO.,LTD	CHINA
TIN	NENTIOK	INDONESIA
TIN	PT TIMAH	INDONESIA
TIN	NEY METALS AND ALLOYS	UNITED STATES
TIN	NGHE TIN NON-FERROUS METAL	VIETNAM
TIN	NGHE TIN NON-FERROUS METAL COMPANY	CHINA
TIN	NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA
TIN	NIHON GENMA HONG KONG	CHINA
TIN	NIHON GENMA MFG CO., LTD.	THAILAND
TIN	NIHON GENMA MFG.CO.,LTD.	JAPAN
TIN	NIHON HANDA	JAPAN
TIN	NIHON KAGAKU SANGYO CO., LTD	JAPAN
TIN	NIHON MATERIAL CO. LTD	JAPAN
TIN	NIHON SUPERIOR CO., LTD.	JAPAN
TIN	NIHONHANDA CO., LTD.	JAPAN
TIN	NINGBO JINTIAN COPPER (GROUP ) COMPANY LIMITED	CHINA
TIN	NINGBO YINZHOU TIN BRONZE BELT CO.,LTD	CHINA
TIN	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA
TIN	NIPPON FILLER METALS LTD	JAPAN
TIN	NIPPON FILLER METALS LTD (TIN:PT TIMAH)	INDONESIA
TIN	NIPPON SHINDO CO.,LTD.	JAPAN
TIN	NIPPON STEEL SUMITOMO METAL CO., LTD.	JAPAN
TIN	NITAH	INDONESIA
TIN	NORTENA DE METALES S.A.	SPAIN
TIN	NORTH STAR BLUESCOPE STEEL, LLC	UNITED STATES
TIN	NORTHERN SMELTER	AUSTRALIA
TIN	NOVOSIBIRSK INTEGRATED TIN WORKS	INDONESIA
TIN	NOVOSIBIRSK INTEGRATED TIN WORKS	RUSSIAN FEDERATION
TIN	NRUDAKOTO LTD.	JAPAN
TIN	NUCOR STEEL	UNITED STATES
TIN	NYRSTAR	AUSTRALIA
TIN	O.M. LTD.	JAPAN
TIN	O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND
TIN	O.M. MAUNFACTURING PHILIPPINES.,INC	PHILIPPINES
TIN	OHIO PRECIOUS METALS, LLC.	UNITED STATES
TIN	OHKI BRASS &COPPER CO.,LTD.	JAPAN
TIN	OKI COPPER AND BRASS INDUSTRY CO., LTD.	CHINA
TIN	OLD SMELTER	CHINA
TIN	OM MANUFACTURING PHILS. INC.	PHILIPPINES
TIN	OMG	UNITED STATES
TIN	OMSA INDONESIA	INDONESIA
TIN	OPERACIONES METALUGICAS SA.	BOLIVIA	CFS
TIN	OSAKA ASAHI METAL K.K.	JAPAN

TIN	OXBOW METALES MEXICO S. DE R.L DE C.V	BOLIVIA
TIN	PADAENG INDUSTRY PUBLIC COMPANY LIMITED	THAILAND
TIN	PAMP SA	SWITZERLAND
TIN	PAN JIT INTERNATIONAL INC.	TAIWAN
TIN	PAN LIGHT CORP	INDONESIA
TIN	PBT	FRANCE
TIN	PENINSULAR DE LATON	SPAIN
TIN	PERUSAHAAN SADUR TIMAH MALASIA	MALAYSIA
TIN	PGMA	CHINA
TIN	PISCO	PERU
TIN	PL TIMAH TBK	INDONESIA
TIN	PLANSEE GROUP	AUSTRIA
TIN	PLANT OF METALS AND ALLOYS CJSC	RUSSIAN FEDERATION
TIN	POONGSAN CORPORATION	BRAZIL
TIN	POONGSAN CORPORATION	KOREA, REPUBLIC OF
TIN	POSCO	KOREA, REPUBLIC OF
TIN	POSSEHL	NETHERLANDS
TIN	PRO WU XIANGGUI MINING CO., LTD.	CHINA
TIN	PRO-TECH KOREA	KOREA, REPUBLIC OF
TIN	PT ALAM LESTARI KENCANA	INDONESIA
TIN	PT ALAM LESTARI KENCANA	KOREA, REPUBLIC OF
TIN	PT ARTHA CIPTA LANGGENG	INDONESIA	CFS
TIN	PT ATD MAKMUR MANDIRI JAYA	INDONESIA	CFS
TIN	PT BABEL INTI PERKASA	INDONESIA	CFS
TIN	PT BABEL SURYA ALAM LESTARI	INDONESIA
TIN	PT BANGKA KUDAI TIN	INDONESIA
TIN	PT BANGKA PUTRA KARYA	INDONESIA	CFS
TIN	PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA
TIN	PT BANGKA TIN INDUSTRY	INDONESIA	CFS
TIN	PT BANKA KUDAI TIN	INDONESIA
TIN	PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA	CFS
TIN	PT BILLITIN MAKMUR LESTARI	INDONESIA
TIN	PT BUKIT TIMAH	CHINA
TIN	PT BUKIT TIMAH	INDONESIA	CFS
TIN	PT CITRALCOGAM	INDONESIA
TIN	PT COBA TIN	INDONESIA
TIN	PT DS JAYA ABADI	INDONESIA	CFS
TIN	PT EUNINDO USAHA MANDIRI	CHINA
TIN	PT EUNINDO USAHA MANDIRI	INDONESIA	CFS
TIN	PT FANG DI MULTINDO	INDONESIA
TIN	PT HP METALS INDONESIA	INDONESIA
TIN	PT INDRA ERAMULTI LOGAM INDUSTRI	INDONESIA
TIN	PT INTI STANIA PRIMA	INDONESIA
TIN	PT KARIMUN MINING	INDONESIA
TIN	PT KOBA TIN	INDONESIA
TIN	PT METALS INDONESIA	INDONESIA
TIN	PT MITRA STANIA PRIMA	INDONESIA	CFS
TIN	PT NATARI	INDONESIA
TIN	PT PANCA MEGA PERSADA	INDONESIA	CFS
TIN	PT PELAT TIMAH NUSANTARA TBK	INDONESIA
TIN	PT PERSERO TIMAH	INDONESIA
TIN	PT PRIMA TIMAH UTAMA	INDONESIA	CFS
TIN	PT PUTRA KARYA	INDONESIA
TIN	PT REFINED BANGKA TIN	INDONESIA	CFS
TIN	PT SARIWIGUNA BINASENTOSA	INDONESIA	CFS
TIN	PT SEIRAMA TIN INVESTMENT	INDONESIA
TIN	PT SIP	INDONESIA
TIN	PT SMELTING	INDONESIA
TIN	PT STANINDO INTI PERKASA	INDONESIA	CFS

TIN	PT SUMBER JAYA INDAH	INDONESIA
TIN	PT SUPRA SUKSES TRINUSA	INDONESIA
TIN	PT TAMBANG TIMAH	INDONESIA
TIN	PT TIMAH (PERSERO), TBK	INDONESIA	CFS
TIN	PT TIMAH NUSANTARA	BRAZIL
TIN	PT TIMAH NUSANTARA	INDONESIA
TIN	PT TININDO INTER NUSA	INDONESIA	CFS
TIN	PT TOMMY UTAMA	INDONESIA
TIN	PT YINCHENDO MINING INDUSTRY	INDONESIA
TIN	PT. REFINED BANGKA TIN	PERU
TIN	PT. SOLDER INDONESIA	INDONESIA
TIN	PUBLIC PROCUREMENT SERVICE	KOREA, REPUBLIC OF
TIN	PURE TECHNOLOGY	INDONESIA
TIN	PURE TECHNOLOGY	RUSSIAN FEDERATION
TIN	QIANDAO CO. ,LTD	CHINA
TIN	QUALITEK DELTA PHILIPPINES INC.	PHILIPPINES
TIN	QUAN KAI SHIYE(GU)YOUXIAN GONGSI	TAIWAN
TIN	RAFFMETAL SPA	ITALY
TIN	RAHMAN HYDRAULIC TIN SDN BHD	MALAYSIA
TIN	RAHMAN HYDRAULIC TIN SDN BHD	UNITED STATES
TIN	RAND REFINERY (PTY) LTD	SOUTH AFRICA
TIN	RBT	INDONESIA
TIN	REDRING SOLDER (M) SDN BHD	MALAYSIA
TIN	REDRING SOLDERING	INDONESIA
TIN	REDSUN METAL INDCO.,LTD	TAIWAN
TIN	REIBORUDO CO., LTD.	JAPAN
TIN	RFH TANTALUM SMELTRY CO., LTD	CHINA
TIN	RICHARD STENZHORN GMBH	GERMANY
TIN	RICHEMAX INTERNATIONAL CO., LTD.	CHINA
TIN	ROHM & HAAS	CHINA
TIN	ROHM AND HAAS	TAIWAN
TIN	ROHM UND HAAS	GERMANY
TIN	ROYAL CANADIAN MINT	CANADA
TIN	RST	GERMANY
TIN	RT REFINED BANKA TIN	INDONESIA
TIN	RUI DA HUNG	TAIWAN
TIN	RUSSKOE OLOVO	RUSSIAN FEDERATION
TIN	S COMPANY	THAILAND
TIN	SABIN METAL CORP.	UNITED STATES
TIN	SACAL SPA	ITALY
TIN	SAITAMAKEN IRUMASI SAYAMA KE HARA	JAPAN
TIN	SALZGITTER	GERMANY
TIN	SAMATRON CO.,LTD.	KOREA, REPUBLIC OF
TIN	SAMBO INDUSTRY	KOREA, REPUBLIC OF
TIN	SAMHWA NON-FERRORUS METAL IND. CO. LTD	INDONESIA
TIN	SAMHWA NON-FERRORUS METAL IND. CO. LTD	KOREA, REPUBLIC OF
TIN	SAMHWA NON-FERROUS METAL IND. CO., LTD.	JAPAN
TIN	SAMTEC	UNITED STATES
TIN	SAMWON METALS CORP.	KOREA, REPUBLIC OF
TIN	SANDVIK MATERIAL TECHNOLOGY	SWEDEN
TIN	SAN'ETSU METALS CO., LTD.	JAPAN
TIN	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D ,LTD.,CO	CHINA
TIN	SASAKI CHEMICAL CO.,LTD.	JAPAN
TIN	SASAKI SOLDER INDUSTRY CO.,LTD	JAPAN
TIN	SCHLOETTER CO LTD	INDONESIA
TIN	SCHLOETTER CO. LTD	UNITED KINGDOM
TIN	SCHLOTTER GMBH & CO. KG	GERMANY
TIN	SEIRENNGYOUSYA	CHINA
TIN	SEJU INDUSTRY	KOREA, REPUBLIC OF

TIN	SELAYANG SOLDER SDN BHD	INDONESIA
TIN	SELAYANG SOLDER SDN BHD	MALAYSIA
TIN	SEMPSA JOYERIA PLATERIA SA	SPAIN
TIN	SENJU METAL (H.K) LIMITED	CHINA
TIN	SENJU METAL (SHANGHAI) CO.,LTD.	CHINA
TIN	SENJU METAL INDUSTRY CO. LTD.	JAPAN
TIN	SENJU METAL INDUSTRY CO., LTD	TAIWAN
TIN	SENJU METAL INDUSTRY CO., LTD.	CHINA
TIN	SETTU CHEMICAL INDUSTRY	JAPAN
TIN	SEVELAR	SPAIN
TIN	SEVERSTAL COLUMBUS	UNITED STATES
TIN	SEVERSTAL DEARBORN	UNITED STATES
TIN	SGS BOLIVIA S.A.	BOLIVIA
TIN	SHAN TOU SHI YONG JIN SHU ZAI SHENG CO.,LTD	CHINA
TIN	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO. LTD.	BOLIVIA
TIN	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO. LTD.	CHINA
TIN	SHANDONG CHINA ELECTRONIC MATERIALS CO.,LTD	CHINA
TIN	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO. LTD	CHINA
TIN	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD	INDONESIA
TIN	SHANDONG,ZHAOYUAN,ZHAOJIN	CHINA
TIN	SHANGDONGZHAOJINLIFU NOBLE METAL CO.,LTD.	CHINA
TIN	SHANGHAI BAOSTEEL	CHINA
TIN	SHANGHAI JIANGXI METALS CO. LTD	CHINA
TIN	SHANGHAI MITSUOKA ELECTRONICS CO.,LTD.	CHINA
TIN	SHANGHAI NEW SOLAR	CHINA
TIN	SHANGHAI PU ZHAO TRADING CO., LTD	CHINA
TIN	SHANGHAI SINYANG SEMICONDUCTOR MATERIALS CO., LTD	CHINA
TIN	SHANGHAI YUANHAO SURFACE FINISHING CO. LTD.	CHINA
TIN	SHANGHAI YUEQIANG METAL PRODUCTS CO., LTD	CHINA
TIN	SHANGQI	CHINA
TIN	SHANTOU XI KUANG	CHINA
TIN	SHAO XING TIAN LONG TIN MATERIALS CO. LTD.	CHINA
TIN	SHEN MAO SOLDER (M) SDN. BHD	INDONESIA
TIN	SHEN MAO SOLDER (M) SDN. BHD.	MALAYSIA
TIN	SHEN MAO TIN PRODUCTS CO.,LTD	CHINA
TIN	SHEN ZHEN AIJIAFA INDUSTRY CO.,LTD	CHINA
TIN	SHEN ZHEN QI XIANG DA HUA GONG GONG SI	CHINA
TIN	SHENMAO TECHNOLOGY INC	INDONESIA
TIN	SHENMAO TECHNOLOGY INC.	TAIWAN
TIN	SHENYANG RONGSHENGYUAN	CHINA
TIN	SHENZEN CHEMICALS & LIGHT INDUSTRY CO.,LTD	CHINA
TIN	SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	CHINA
TIN	SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	RUSSIAN FEDERATION
TIN	SHENZHEN AIJIAFA INDUSTRIAL CO., LTD.	CHINA
TIN	SHENZHEN ANCHEN SOLDERING TIN PRODUCT CO., LTD.	CHINA
TIN	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD	CHINA
TIN	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA
TIN	SHENZHEN KAMO CO.,LTD	CHINA
TIN	SHENZHEN KEAIXIN TECHNOLOGY	CHINA
TIN	SHENZHEN NEW JIN SPRING SOLDER PRODUCTS CO., LTD	CHINA
TIN	SHENZHEN QI XIANG DA CHEMICAL COMPANY	CHINA
TIN	SHENZHEN QI XIANG DA HUA GONG GONG SI	CHINA
TIN	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
TIN	SHENZHEN YI CHENG INDUSTRIAL	CHINA
TIN	SHINKO LEADMIKK CO.,LTD.	JAPAN
TIN	SHOWA KAKO	JAPAN
TIN	SHUER DER INDUSTRY (JIANGSU) CO. LTD.	CHINA
TIN	SHUNDA HUICHANG KAM TIN CO., LTD.	CHINA
TIN	SICHUAN GUANGHAN JIANGNAN CASTING SMELTERS	CHINA

TIN	SICHUAN METALS & MATERIALS IMP & EXP CO	CHINA
TIN	SIGMA	TAIWAN
TIN	SIN ASAHI SOLDER(M)SDN BHD	MALAYSIA
TIN	SINGAPORE ASAHI CHEMICAL & SOLDER INDUSTRIES PTE LTD	SINGAPORE
TIN	SINGAPORE LME TIN	SINGAPORE
TIN	SINITRON, SHENMAO SOLDER (M) SDN. BHD.	MALAYSIA
TIN	SINNIHON BRASS CO.,LTD	JAPAN
TIN	SIP	INDONESIA
TIN	SIZER METALS PTE LTD	SINGAPORE
TIN	YUNNAN TIN COMPANY, LTD.	CHINA	CFS
TIN	SMIC SENJU MALAYSIA	MALAYSIA
TIN	SMM	ITALY
TIN	SMM	JAPAN
TIN	SN PLUS	GERMANY
TIN	SNOW UP TO THE CITY OF SUZHOU CHEMICAL CO.,LTD	CHINA
TIN	SOCIÉTÉ AMPERE	FRANCE
TIN	SOFT METAIS, LTDA.	BRAZIL
TIN	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN
TIN	SOLDER COAT CO.,LTD	JAPAN
TIN	SOLDER COAT CO.,LTD.	INDONESIA
TIN	SOLDER COAT CO.,LTD.	MALAYSIA
TIN	SOLDER COAT CO.,LTD.	THAILAND
TIN	SOLDERINDO	INDONESIA
TIN	SOLDER-MIC	CHINA
TIN	SOLIKAMSK METAL WORKS	RUSSIAN FEDERATION
TIN	SOLNET METAL	MALAYSIA
TIN	SOLNET METAL	TAIWAN
TIN	SONGWON	KOREA, REPUBLIC OF
TIN	SPTE	CHINA
TIN	STANDARD SP Z O.O.	POLAND
TIN	STANNOL	GERMANY
TIN	STEEL DYNAMICS	UNITED STATES
TIN	STRETTI	JAPAN
TIN	STRETTI	MALAYSIA
TIN	SUDDEUTSCHE METALLHANDELSGESELLSCHAFT MBH	GERMANY
TIN	SUMITOMO METAL MINING CO. LTD.	CHINA
TIN	SUMITOMO METAL MINING CO. LTD.	INDONESIA
TIN	SUMITOMO METAL MINING CO., LTD.	JAPAN
TIN	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
TIN	SUNDWIGER MESSINGWERK GMBH & CO. KG	GERMANY
TIN	SUPER LIGAS	BRAZIL
TIN	SUZHOU CHEMICAL CO., LTD.	CHINA
TIN	SUZHOU CO. LTD.	CHINA
TIN	SUZHOU FEIXIANG SOLDER MATERIALS CO., LTD.	CHINA
TIN	SUZHOU JINYI JEWELRY FACTORY	CHINA
TIN	SUZHOU ROIWOW RECYCLE TECHNOLOGY CO. LTD.	CHINA
TIN	SUZHOU XINGRUI NOBLE	CHINA
TIN	TABOCA	THAILAND
TIN	TABOCA/PARANAPANEMA	BELIZE
TIN	TAI NIAN GAO KEJI GUFEN YOUXIAN GONGSI	CHINA
TIN	TAI WAN QING GAO QI YE YOU XIAN GONG SI	CHINA
TIN	TAICANG CITY NANCANG METAL MATERIAL CO., LTD	CHINA
TIN	TAICANG JIANGSU	CHINA
TIN	TAICANG NANCANG METAIL MATERIAL CO LTD	CHINA
TIN	TAICANG NANCANG METAL METERIAL CO.,LTD	JAPAN
TIN	TAICANG OUJIANG MATERIALS TECHNOLOGY CO.,LTD.	CHINA
TIN	TAIWAN HUANLIANG	INDONESIA
TIN	TAIWAN QING GAO QI YE YOU XIAN GONG SI	CHINA
TIN	TAIWAN TOTAL CO. LTD.	TAIWAN

TIN	TAKI @CHEMICAL @CO.,LTD	JAPAN
TIN	TALCANG CITY NANKANG METAL MATERILA CO., LTD	CHINA
TIN	TAMURA CORPORATION	JAPAN
TIN	TANAKA KIKINZOKU INTERNATIONAL K.K.	JAPAN
TIN	TANAKA KIKINZOKU KOGYO K.K.	JAPAN
TIN	TARUTIN KESTER CO., LTD.	JAPAN
TIN	TCC STEEL	KOREA, REPUBLIC OF
TIN	TCC STEEL	MALAYSIA
TIN	TDK	JAPAN
TIN	TECHNIC INC.	UNITED STATES
TIN	TELEX	UNITED STATES
TIN	TENNANT METAL PTY LTD.	AUSTRALIA
TIN	TENNANT METAL PTY LTD.	INDONESIA
TIN	THAI NGUYEN NONFERROUS METAL CO	VIETNAM
TIN	THAI SOLDER INDUSTRY CORP.,LTD.	THAILAND
TIN	THAILAND MINE FACTORY	THAILAND
TIN	THAILAND SMELTING & REFINING CO., LTD. (THAISRCO)	THAILAND	CFS
TIN	THE FORCE BRIDGE SURFACE TREATMENT MATERIAL FACTORY	CHINA
TIN	THE GEJIU CLOUD NEW COLORED ELECTROLYTIC	CHINA
TIN	THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA
TIN	THE HERACLES LAS (CHINA) CO., LTD.	CHINA
TIN	THE MILLER COMPANY	UNITED STATES
TIN	THE NANKANG NANSHAN TIN CO., LTD.	CHINA
TIN	THE REFINERY OF SHANDONG GOLD MINING CO. LTD	CHINA
TIN	THOUSAND ISLAND METAL FOIL CO., LTD.	CHINA
TIN	THREE GREEN SURFACE TECHNOLOGY LIMITED COMPANY	CHINA
TIN	THYE MING INDUSTRIAL CO. LTD.	TAIWAN
TIN	THYSSENKRUPP STEEL	UNITED STATES
TIN	TIANCHENG METAL MATERIALS CO., LTD.	CHINA
TIN	TIANJIN HUAMEI	GERMANY
TIN	TIANSHUI LING BO TECHNOLOGY CO., LTD	CHINA
TIN	TIANSHUI LONGBO BUSINESS & TRADE CO.,LTD	CHINA
TIN	TIB CHEMICALS AG	GERMANY
TIN	TIM PLATING GEJIU	CHINA
TIN	TIMAH INDONESIAN STATE TIN CORP.	INDONESIA
TIN	TIN GROUP CO.,LTD	CHINA
TIN	TIN PRODUCTS CO. LTD.	CHINA
TIN	TIN PRODUCTS CO. LTD.	UNITED STATES
TIN	TIN PRODUCTS MANUFACTURING CO. LTD.	CHINA
TIN	TIN SHARES	CHINA
TIN	TIN XICAI CO., LTD.,	CHINA
TIN	TOCHIJ	JAPAN
TIN	TOKURIKI HONTEN CO., LTD	JAPAN
TIN	TOKURIKI TOKYO MELTERS ASSAYERS	JAPAN
TIN	TONG DING METAL CO., LTD.	CANADA
TIN	TONG DING METAL MATERIALS CO., LTD.	CHINA
TIN	TONGDING JINSHU CAILIAO LIMITED COMPANY	CHINA
TIN	TONGDING METAL MATERIAL CO.,LTD.	CHINA
TIN	TONGDING METALLIC MATERIAL CO.LTD	CHINA
TIN	TONGLING NONFERROUS METALS GROUP HOLDINGS CO.,LTD	CHINA
TIN	TORECOM	KOREA, REPUBLIC OF
TIN	TOTAI	TAIWAN
TIN	TRADE SECRET	INDONESIA
TIN	TRAFILERIE CARLO GNUTTI	ITALY
TIN	TRAXYS EUROPE SA	FRANCE
TIN	TYCO	UNITED STATES
TIN	UBS METALOR	CHINA
TIN	UCHIHASHI ESTEC CO., LTD.	JAPAN
TIN	UFO CO., LTD. GUANGXI PING GUI	CHINA

TIN	ULBA	KAZAKHSTAN
TIN	UMICORE BRASIL LTDA	BRAZIL
TIN	UMICORE HABOKEN	BELGIUM
TIN	UMICORE PRECIOUS METAL (S) PTE. LTD.	SINGAPORE
TIN	UMICORE SA BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM
TIN	UNI BROS METAL PTE LTD	SINGAPORE
TIN	UNIFORCE METAL INDUSTRIAL CORP.	INDONESIA
TIN	UNIFORCE METAL INDUSTRIAL CORP.	MALAYSIA
TIN	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
TIN	UNIT METALURGI PT TIMAH (PERSERO) TBK	INDONESIA
TIN	UNIT TIMAH KUNDUR PT TAMBANG	INDONESIA
TIN	UNITED PRECIOUS METAL REFINING, INC.	UNITED STATES
TIN	UNITED SMELTER	INDONESIA
TIN	UNITES STATES OF AMERICA UNIVERTICAL INTERNATIONAL (SUZHOU)CO.,LTD	CHINA
TIN	UNITS YEAR HIGH TECHNOLOGY CO. , LTD.	TAIWAN
TIN	UNIVERTICAL INTERNATIONAL	THAILAND
TIN	UNIVERTICAL INTERNATIONAL (SUZHOU) CO., LTD	CHINA
TIN	UNIVERTICAL INTERNATIONAL (SUZHOU) CO., LTD	INDONESIA
TIN	UNTRACORE CO.,LTD	THAILAND
TIN	UNVERTICAL INTERNATIONAL(SUZHOU)CO.,LTD	CHINA
TIN	USUGIDENKAIKOUGYOU CO.,LTD.	JAPAN
TIN	USUGINU ELECTROLYTIC INDUSTRIES	JAPAN
TIN	VALCAMBI SA	SWITZERLAND
TIN	VERTEX METALS INCORPORATION	TAIWAN
TIN	VISHAY INTERTECHNOLOGY	CHINA
TIN	VQB MINERAL AND TRADING GROUP	VIETNAM
TIN	WANG YU MANUFACTURING CO. LTD.	TAIWAN
TIN	WARTON METALS LIMITED	UNITED KINGDOM
TIN	WC HERAEUS HANAU	GERMANY
TIN	WC HERAEUS HANAU	THAILAND
TIN	WELLEY	TAIWAN
TIN	WELL-LIN ENTERPRISE CO LTD	TAIWAN
TIN	WEN CHENG CO., LTD.	CHINA
TIN	WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	AUSTRALIA
TIN	WESTFALENZINN	GERMANY
TIN	WESTFALENZINN	JAPAN
TIN	WESTMETALL GMBH & CO. KG	GERMANY
TIN	WHITE SOLDER METALURGIA E MINERAÇÃO LTDA.	BRAZIL	CFS
TIN	WIELAND WERKE AG	GERMANY
TIN	WIELAND WERKE AG	INDONESIA
TIN	WILDSHAW LTD	UNITED KINGDOM
TIN	WILHELM GRILLO HANDELSGESELLSCHAFT GMBH	GERMANY
TIN	WILHELM WESTMETALL, GERMANY	GERMANY
TIN	WIN TIN CO., LTD. YONGKANG HIROSHIMA	CHINA
TIN	WIND YUNNAN NONFERROUS METALS CO., LTD.	CHINA
TIN	WKK EMS EQUIPMENT(SHENZHEN) LTD.	CHINA
TIN	WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
TIN	WONIL METAL CO LTD	KOREA, REPUBLIC OF
TIN	WOOSHIN METAL	KOREA, REPUBLIC OF
TIN	WU XI SHI YI ZHENG JI XIE SHE BEI COMPANY	CHINA
TIN	WU XI YUN XI	CHINA
TIN	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	CHINA
TIN	WUJIANG CITY LUXU TIN FACTORY	CHINA
TIN	WUXI LANTRONIC ELECTRONIC CO LTD	CHINA
TIN	WUXI YUNXI	CHINA
TIN	WYNN XIN	CHINA
TIN	XI HAI	CHINA
TIN	XIA YI JINSHU GONGYE(GU)YOUXIAN GONGSI	TAIWAN
TIN	XIA YI METAL INDUSTRIES (SHARES) CO., LTD.	TAIWAN

TIN	XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA
TIN	XIHAI - LIUZHOU CHINA TIN GROUP CO LTD - LIST AS "CHINA TIN"	CHINA
TIN	XIN FURUKAWA METAL ( WUXI ) CO., LTD.	CHINA
TIN	XIN TONGDING	CHINA
TIN	XIN WANG COPPER SMELTER	CHINA
TIN	XINGRUI NOBLE METAL MATERIAL CO LTD	CHINA
TIN	XINGYANG ELECTRONCS CO.,LED.	CHINA
TIN	XINJIAN MINING CORPORATION	CHINA
TIN	XINKE PRECISION COPPER STRIP CO., LTD.	CHINA
TIN	XINQIAN	CHINA
TIN	XIYUE	CHINA
TIN	XURI	CHINA
TIN	YA QIAO GIYE GUFEN YOUXIAN GONGSI	TAIWAN
TIN	YAHATASEITETSUSHO	JAPAN
TIN	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
TIN	YANNAN TIN GROUP(HOLDING)CO.,LTD	CHINA
TIN	YANTAI ZHAOJIN KASFORT PRECIOUS INCORPORATED COMPANY	CHINA
TIN	YAO ZHANG ENTERPRISE CO., LTD.	TAIWAN
TIN	YE CHIU METAL SMELTING SDN.BHD	MALAYSIA
TIN	YH	CHINA
TIN	YIFENG TIN INDUSTRY (CHENZHOU) CO LTD	CHINA
TIN	YIK SHING TAT INDUSTRIAL CO.,LTD	CHINA
TIN	YIQUAN MANUFACTURING	CHINA
TIN	YOKOHAMA METAL CO LTD	CHINA
TIN	YOKOHAMA METAL CO LTD	JAPAN
TIN	YOU NAI TONG CAI(SUZHOU)YOUXIAN GONGSI	CHINA
TIN	YQ	CHINA
TIN	YTMM	CHINA
TIN	YUAN YE ELECTRONICS(SHEN ZHEN)CO.,LTD	CHINA
TIN	YUANG-HSIAN METAL INDUSTRIAL CORP	TAIWAN
TIN	YUANHAO	CHINA
TIN	YUCHENG	CHINA
TIN	YUN LAN XI YE	CHINA
TIN	YUN NAN TIN INDUSTRY DA TUN TIN MINE	CHINA
TIN	YUN NAN XI YE GUFEN YOUXIAN GONGSI	CHINA
TIN	YUN XI	CHINA
TIN	YUN'AN DIAN'XI TIN MINE	CHINA
TIN	YUN'AN DIAN'XI TIN MINE	INDONESIA
TIN	YUNNAN CHENGFENG NON-FERROUS METALS CO.,LTD.	CHINA
TIN	YUNNAN CHENGO ELECTRIC SMELTING PLANT	CHINA
TIN	YUNNAN DIANXI TIN MINE	CHINA
TIN	YUNNAN GEIJU ZILI METALLURGY CO. LTD.	CHINA
TIN	YUNNAN GEJIU JIN YE MINERAL CO.,LTD	CHINA
TIN	YUNNAN GEJIU YUNXIN ELECTROLYZE LIMITED	CHINA
TIN	YUNNAN GEJIU ZILI METALLURGY CO.,LTD	CHINA
TIN	YUNNAN METALLURGICAL GROUP CO., LTD.	CHINA
TIN	YUNNAN TIN INDUSTRY REFCO GROUP LTD.	CHINA
TIN	YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED	CHINA
TIN	YUNNAN WENSHAN-MALIPO STRIKE-SLIP BAIYI MINING CO., LTD	CHINA
TIN	YUNNAN XI YE GUFEN YOUXIAN GONGSI	CHINA
TIN	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA
TIN	YUNNAN, CHINA RARE METAL MATERIALS COMPANY	CHINA
TIN	YUNSIN	CHINA
TIN	YUNTINIC CHEMICAL GMBH	GERMANY
TIN	YUNXI	CHINA
TIN	YUN'XIN NON-FERROUS ELECTROANALYSIS LTD.	CHINA
TIN	YUN'XIN NON-FERROUS ELECTROANALYSIS LTD.	TAIWAN
TIN	YUTINIC REOUSRCES	CHINA
TIN	YUTINIC REOUSRCES	UNITED STATES

TIN	ZHANG YAO	MALAYSIA
TIN	ZHANGZHOU MACRO REAL NON-FERROUS METALS	CHINA
TIN	ZHANGZHOU XIANGCHENG HONGYU BUILDING CO., LTD.	CHINA
TIN	ZHAOJIN GOLD AND SILVER REFINERY LIMITED	CHINA
TIN	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
TIN	ZHEJIANG STRONG SOLDER MATERIALS	CHINA
TIN	ZHENXIONG COPPER GROUP CO., LTD	BRAZIL
TIN	ZHENXIONG COPPER GROUP CO., LTD	CHINA
TIN	ZHONGGUO GUANG NAN DAI XI JITUAN	CHINA
TIN	ZHONGSHI	CHINA
TIN	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
TIN	ZHUHAI CO., LTD. HAI YUXIN XI	CHINA
TIN	ZHUHAI HORYISON SOLDER CO.,LTD	CHINA
TIN	ZHUHAI QUANJIA	CHINA
TIN	ZHUZHOU CEMENT CARBIDE	CHINA
TIN	ZHUZHOU SMELTER GROUP CO., LTD.	CHINA
TIN	ZI JIN COPPER	CHINA
TIN	ZIJIN MINING INDUSTRY CORPORATION ( SHANGHANG) GOLD SMELTING PLANT	CHINA
TIN	ZONG YANG INDUSTRIAL CO., LTD.	TAIWAN
TIN	ZONG YANG SHIYE YOUXIAN GONGSI	TAIWAN
TIN	ZU HAI HAIYUXIN TIN PRODUCTS CO., LTD.	CHINA
TIN	ZUHAI HORYISON SOLDER CO.,LTD.	CHINA
TIN	アAサTヒqセZイCレŒン“株”式®会ï社Ð	JAPAN
TIN	キLッbツcメ タ^ル‹ワ ー[クNスX株”式®会ï社Ð	JAPAN
TIN	サTン“エGツc金à属®株”式®会ï社Ð	JAPAN
TIN	ｿﾙﾀﾞｰｺｰﾄ(株”)	JAPAN
TIN	ニjホzン“ハnン“ダ_（i株”）j	JAPAN
TIN	レŒイCボ{ル‹ドh（i株”）j	JAPAN
TIN	㈱Š小¬澤V金à属®精¸錬B所Š	JAPAN
TIN	㈱Š日ú本{スXペyリŠアA	JAPAN
TIN	㈱Š薄–衣ß電d解ð工H業Æ	JAPAN
TIN	三O井ä金à属®鉱z業Æ株”式®会ï社Ð	JAPAN
TIN	三O菱Hマ}テeリŠアAル‹（i株”）j	JAPAN
TIN	三O菱Hユ†ニjメ タ^ル‹㈱Š	INDONESIA
TIN	八ª幡¦製»鐵c所Š	JAPAN
TIN	千ç住Z金à属®工H業Æ（i株”）j	JAPAN
TIN	古Ã河Í電d気C工H業Æ	JAPAN
TIN	土y肥ì野ì金à属®㈱Š	JAPAN
TIN	大å木Ø伸L銅º工H業Æ株”式®会ï社Ð	JAPAN
TIN	新V日ú鉄S住Z金à㈱Š	JAPAN
TIN	日ú本{スXペyリŠアA㈱Š	JAPAN
TIN	日ú本{フtェFラ‰ー[メ タ^ル‹ズY	JAPAN
TIN	日ú本{伸L銅º株”式®会ï社Ð	JAPAN
TIN	日ú本{精¸錬B㈱Š	JAPAN
TIN	日ú立§製»錬B㈱Š	JAPAN
TIN	松¼尾öハnン“ダ_株”式®会ï社Ð	JAPAN
TIN	松¼島‡金à属®株”式®会ï社Ð	JAPAN
TIN	株”式®会ï社Ð @薄–衣ß電d解ð工H業Æ	JAPAN
TIN	株”式®会ï社Ð大å紀IアAル‹ミ~ニjウEム€工H業Æ所Š	JAPAN
TIN	株”式®会ï社Ð神_戸Ë製»鋼|所Š	JAPAN
TIN	石Î原´薬ò品i（i株”）j	JAPAN
TIN	雲_南ì錫à業Æ股Ò份有L限À公ö司i	CHINA
TUNGSTEN	A.L.M.T. CORP.	JAPAN
TUNGSTEN	ADVANCED CHEMICAL COMPANY	UNITED STATES
TUNGSTEN	AIR LIQUIDE FAR EASTERN	FRANCE

TUNGSTEN	AIR LIQUIDE FAR EASTERN	KOREA, REPUBLIC OF
TUNGSTEN	AIR PRODUCTS AND CHEMICALS, INC.	UNITED STATES
TUNGSTEN	ALLDYNE POWDER TECHNOLOGIES	UNITED KINGDOM
TUNGSTEN	ALLUTER TECHNOLOGY (SHENZHEN) CO., LTD.	CHINA
TUNGSTEN	ALTA GROUP	UNITED STATES
TUNGSTEN	ALTLANTIC METALS	UNITED STATES
TUNGSTEN	ASAHI PRETEC CORPORATION	JAPAN
TUNGSTEN	ASIA TUNGSTEN PRODUCTS (VIETNAM) LTD	VIETNAM	CFS
TUNGSTEN	ASSAB	CHINA
TUNGSTEN	KENNAMETAL INC.	UNITED STATES
TUNGSTEN	ATI TUNGSTEN MATERIALS	UNITED STATES
TUNGSTEN	ATI,ATI FIRTH STERLING,ATI METALWORKING PRODUCTS,ATI METALWORKING,ATI META	UNITED STATES
TUNGSTEN	AUBERT & DUVAL	FRANCE
TUNGSTEN	AXIS MATERIAL LTD	JAPAN
TUNGSTEN	BEIJING ADVANCED METAL MATERIALS CO.,LTD.	CHINA
TUNGSTEN	BEIJING GENERAL RESEARCH INSTITUTE OF MINING & METALLURGY	CHINA
TUNGSTEN	BEIJING ZENITH MATERIALS	CHINA
TUNGSTEN	BEJING TIAN-LONG	CHINA
TUNGSTEN	BRUWEILER PRECISE SALES CO.	UNITED STATES
TUNGSTEN	BUFFALO TUNGSTEN	CHINA
TUNGSTEN	CB-CERATIZIT CN	CHINA
TUNGSTEN	CENTRAL GLASS	JAPAN
TUNGSTEN	CENTRAL GLASS(2ND) GANZHOU SINDA W&MO CO,.LTD. (1ST)	CHINA
TUNGSTEN	CERAMTEC	GERMANY
TUNGSTEN	CERATIZIT S.A	LUXEMBOURG
TUNGSTEN	CHANG CHUN UP-OPTECH	CHINA
TUNGSTEN	CHENGDU HONGBO INDUSTRIAL CO., LTD.	CHINA
TUNGSTEN	CHENGDU YEMAOHUAGONG CO.,LTD	CHINA
TUNGSTEN	CHENZHOU, HUNAN, CHINA (CHINA MINMETALS NON-FERROUS METALS HOLDING CO.,LTD)	CHINA
TUNGSTEN	CHINA ALLUTER TECHNOLOGY (SHENZHEN) CO.,LTD.	CHINA
TUNGSTEN	CHINA MINMETALS CORP.(CMN) (NANCHANG CEMENTED CARBIDE LIMITED LIABILITY CO	CHINA
TUNGSTEN	CHINA MINMETALS NONFERROUS METALS CO LTD (NANCHANG CEMENTED CARBIDE LIMITE	CHINA
TUNGSTEN	CHINA NATIONAL NON-FERROUS & JIANGXI CORPORATION LIMITED	CHINA
TUNGSTEN	CHONGYI ZHANGYUAN TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	CHUNBAO CARBIDE SCIENCE & TECHNOLOGY CO.,LTD	TAIWAN
TUNGSTEN	COOKSON SEMPSA	SPAIN
TUNGSTEN	COOPER SANTA	SPAIN
TUNGSTEN	CTS INDUSTRIES	SINGAPORE
TUNGSTEN	CV DC JAYA ABADI	INDONESIA
TUNGSTEN	CWB	UNITED STATES
TUNGSTEN	DAYU WEILIANG TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	DEGUTEA	KOREA, REPUBLIC OF
TUNGSTEN	DUOLUOSHAN	JAPAN
TUNGSTEN	EMEI HENGDONG	CHINA
TUNGSTEN	F&X ELECTRO-MATERIALS LTD.	CHINA
TUNGSTEN	FIRST COPPER TECHNOLOGY CO.,LTD	TAIWAN
TUNGSTEN	FORT WAYNE WIRE DIE	UNITED STATES
TUNGSTEN	FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA	CFS
TUNGSTEN	GANZHOU GRAND SEA W & MO GROUP CO LTD	CHINA
TUNGSTEN	GANZHOU HAILONG W & MO CO. LTD.	CHINA
TUNGSTEN	GANZHOU HONGFEI TUNGSTEN & MOLYBDENUM MATERIALS CO., LTD.	CHINA
TUNGSTEN	GANZHOU HUAXING TUNGSTEN PRODUCTS CO., LTD.	CHINA	CFS
TUNGSTEN	GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	CHINA	CFS
TUNGSTEN	GANZHOU NON-FERROUS METALS SMELTING CO., LTD.	CHINA
TUNGSTEN	GANZHOU SEADRAGON W & MO CO., LTD.	CHINA	CFS

TUNGSTEN	GANZHOU SINDA W & MO CO.,LTD	CHINA
TUNGSTEN	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO., LTD.	CHINA
TUNGSTEN	GEJIU ZI-LI	CHINA
TUNGSTEN	GLOBAL ADVANCED METALS	UNITED STATES
TUNGSTEN	GLOBAL TUNGSTEN & POWDERS CORP.	UNITED STATES	CFS
TUNGSTEN	GOLDEN EGRET	RUSSIAN FEDERATION
TUNGSTEN	GOLDEN EGRET SPECIAL ALLLOY COOP.	CHINA
TUNGSTEN	GRAPHITE INDIA LIMITED	INDIA
TUNGSTEN	GUANGDONG GUANGZHOU GUANGSHENG NON-FERROUS IMPORT & EXPORT CO. LTD	CHINA
TUNGSTEN	GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	HAN RIVER PELICAN PELICAN STATE ALLOY CO., LTD.	CHINA
TUNGSTEN	HC STARCK GMBH	CHINA
TUNGSTEN	HC STARCK GMBH	GERMANY
TUNGSTEN	HC STARCK GMBH	JAPAN
TUNGSTEN	HC STARCK GMBH	RUSSIAN FEDERATION
TUNGSTEN	HC STARCK GMBH	UNITED STATES
TUNGSTEN	HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY
TUNGSTEN	HITACHI METALS	UNITED STATES
TUNGSTEN	HITACHI METALS, LTD.,	JAPAN
TUNGSTEN	HI-TEMP SPECIALTY METAL INCORPORATED	UNITED STATES
TUNGSTEN	HUNAN CHENZHOU MINING GROUP CO. LTD.	CHINA
TUNGSTEN	HUNAN CHUANGDA METALLURGY GROUP.CO.,LTD.	CHINA
TUNGSTEN	HUNAN CHUN-CHANG NONFERROUS SMELTING & CONCENTRATING CO., LTD.	CHINA	CFS
TUNGSTEN	IES TECHNICAL SALES	UNITED STATES
TUNGSTEN	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
TUNGSTEN	INTEGRATED CIRCUIT	KOREA, REPUBLIC OF
TUNGSTEN	IZAWA METAL CO., LTD	JAPAN
TUNGSTEN	JADA ELECTRONIC LIMITED	CHINA
TUNGSTEN	JADA ELECTRONIC LIMITED	JAPAN
TUNGSTEN	JAPAN NEW METALS CO., LTD.	JAPAN	CFS
TUNGSTEN	JIAN DE CITY HENGSHAN TUNGSTEN CO.,LTD	CHINA
TUNGSTEN	JIANGSU HETIAN TECHNOLOGICAL MATERIAL CO.,LTD	CHINA
TUNGSTEN	JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA	CFS
TUNGSTEN	JIANGXI MINMETALS GAO'AN NON-FERROUS METALS CO., LTD.	CHINA
TUNGSTEN	JIANGXI NANSHAN	CHINA
TUNGSTEN	JIANGXI PROVINCE	CHINA
TUNGSTEN	JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	CHINA
TUNGSTEN	JIANGXI RARE METAL TUNGSTEN INDUSTORY HOLDING COMPANY	CHINA
TUNGSTEN	JIANGXI RICHSEA NEW MATERIAL CO., LTD.	CHINA
TUNGSTEN	JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICAL CO., LTD.	CHINA
TUNGSTEN	JIANGXI TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	JIANGXI XINSHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA
TUNGSTEN	JIANGXI YAOSHENG TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	JIANGZI RARE EARTH METALS TUNGSTEN GROUP	CHINA
TUNGSTEN	JILIN SICHUAN	CHINA
TUNGSTEN	JINGXI TUNGSTEN CO LTD	CHINA
TUNGSTEN	JX NIPPON MINING & METALS CO., LTD.	CHINA
TUNGSTEN	JX NIPPON MINING&MATEL CO., LTD	JAPAN
TUNGSTEN	KANTO DENKA KOGYO CO., LTD.	JAPAN
TUNGSTEN	KANTO DENKA KOGYO CO.,LTD	CHINA
TUNGSTEN	KENNAMETAL FALLON	UNITED STATES
TUNGSTEN	KENNAMETAL FIRTH STERLING	UNITED STATES
TUNGSTEN	KENNAMETAL HUNTSVILLE	UNITED STATES
TUNGSTEN	KENNAMETAL FALLON	UNITED STATES
TUNGSTEN	KENNAMETAL INC.	UNITED STATES
TUNGSTEN	KYORITSU GOKIN CO.,LTD	JAPAN
TUNGSTEN	LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF

TUNGSTEN	LUOYAN MUDU TUNGSTEN & MOLYBDENUM TECHNOLOGY CO. LTD.	CHINA
TUNGSTEN	MALAYSIA SMELTING CORP	MALAYSIA
TUNGSTEN	MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA	CFS
TUNGSTEN	MATERION	UNITED STATES
TUNGSTEN	MATERION CORP.	CHINA
TUNGSTEN	MATHESON GAS PRODUCTS KOREA CO.,LTD.	KOREA, REPUBLIC OF
TUNGSTEN	MATSUDA SANGYO CO., LTD.	JAPAN
TUNGSTEN	METALLO CHIMIQUE	BELGIUM
TUNGSTEN	METALOR TECHNOLOGIES (HONG KONG) LTD	HONG KONG
TUNGSTEN	METALOR TECHNOLOGIES (SINGAPORE) PTE. LTD.	SINGAPORE
TUNGSTEN	METALOR TECHNOLOGIES SA	SWITZERLAND
TUNGSTEN	METALOR USA REFINING CORPORATION	UNITED STATES
TUNGSTEN	METERION ADVANCED MATERIALS THIN FILM PRODUCTS	UNITED STATES
TUNGSTEN	MICRO 100	UNITED STATES
TUNGSTEN	MIDWEST TUNGSTEN SERVICE	UNITED STATES
TUNGSTEN	MIDWEST TUNGSTEN WIRE CO.	UNITED STATES
TUNGSTEN	MINERAÇÃO TABOCA S.A.	BRAZIL
TUNGSTEN	MINPRO AB	SWEDEN
TUNGSTEN	MINSUR	PERU
TUNGSTEN	MITSUBISHI MATERIALS CORP.	JAPAN
TUNGSTEN	MITSUI MINING & SMELTING CO., LTD	JAPAN
TUNGSTEN	MSC （i?特Á）j	INDONESIA
TUNGSTEN	NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	CHINA
TUNGSTEN	NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	JAPAN
TUNGSTEN	NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	KOREA, REPUBLIC OF
TUNGSTEN	NIHON SUPERIOR	JAPAN
TUNGSTEN	NINGHUA XINGLUOKENG TUNGSTEN MINE CO., LTD.	CHINA
TUNGSTEN	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD	CHINA
TUNGSTEN	NIPPON MICROMETAL COP	JAPAN
TUNGSTEN	NIPPON TUNGSTEN (SHANGHAI) COMMERCE CO., LTD.	CHINA
TUNGSTEN	NIPPON TUNGSTEN CO.,LTD.	JAPAN
TUNGSTEN	NORTH AMERICAN TUNGSTEN	CANADA
TUNGSTEN	NORTH AMERICAN TUNGSTEN	UNITED STATES
TUNGSTEN	NORTH AMERICAN TUNGSTEN CORPORATION LTD.	UZBEKISTAN
TUNGSTEN	NOVOSIBIRSK INTEGRATED TIN WORKS	RUSSIAN FEDERATION
TUNGSTEN	OMSA	BOLIVIA
TUNGSTEN	PERTH MINT (WESTERN AUSTRALIA MINT)	AUSTRALIA
TUNGSTEN	PLANSEE	SWEDEN
TUNGSTEN	PLANSEE SE	AUSTRIA
TUNGSTEN	PRAXAIR	UNITED STATES
TUNGSTEN	PT ARTHA CIPTA LANGGENG	INDONESIA
TUNGSTEN	PT BABEL INTI PERKASA	INDONESIA
TUNGSTEN	PT BANGKA KUDAI TIN	PERU
TUNGSTEN	PT BANGKA PUTRA KARYA	INDONESIA
TUNGSTEN	PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA
TUNGSTEN	PT BILLITIN MAKMUR LESTARI	INDONESIA
TUNGSTEN	PT BUKIT TIMAH	INDONESIA
TUNGSTEN	PT KOBA TIN	INDONESIA
TUNGSTEN	PT TIMAH (PERSERO), TBK	INDONESIA
TUNGSTEN	S.V ENGG	INDIA
TUNGSTEN	SANDVIK	UNITED STATES
TUNGSTEN	SANDVIK MATERIAL TECHNOLOGY	SWEDEN
TUNGSTEN	SENDI (JAPAN): KYOCERA CORPORATION	JAPAN
TUNGSTEN	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO. LTD	CHINA
TUNGSTEN	SICHUAN METALS & MATERIALS IMP & EXP CO LTD	CHINA
TUNGSTEN	SINCEMAT CO, LTD	CHINA
TUNGSTEN	SOLAR APPLID MATERAILS TECHNOLOGY CORP.	TAIWAN
TUNGSTEN	SOLERAS	UNITED STATES
TUNGSTEN	SUMITOMO ELECTRIC INDUSTRIES	JAPAN

TUNGSTEN	SUMITOMO ELECTRIC, USA (A.L.M.T.)	UNITED STATES
TUNGSTEN	SUMITOMO METAL MINING CO. LTD.	VIETNAM
TUNGSTEN	SUMITOMO METAL MINING CO., LTD.	CANADA
TUNGSTEN	SUMITOMO METAL MINING CO., LTD.	CHINA
TUNGSTEN	SUMITOMO METAL MINING CO., LTD.	JAPAN
TUNGSTEN	SUNAGA TUNGSTEN	JAPAN
TUNGSTEN	SYLHAM	UNITED STATES
TUNGSTEN	TAEGUTEC	KOREA, REPUBLIC OF
TUNGSTEN	TAIYO NIPPON SANSO TAIWAN, INC.	KOREA, REPUBLIC OF
TUNGSTEN	TAIYO NIPPON SANSO TRADING (SHANGHAI) CO., LTD	CHINA
TUNGSTEN	TAMANO SMELTER, HIBI KYODO SMELTING CO., LTD	JAPAN
TUNGSTEN	TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIETNAM
TUNGSTEN	THAISARCO	THAILAND
TUNGSTEN	TOSHIBA MATERIAL CO., LTD	CHINA
TUNGSTEN	TOSOH	UNITED STATES
TUNGSTEN	TOSOH CORPORATION	JAPAN
TUNGSTEN	TOSOH SMD (SHANGHAI) CO., LTD	CHINA
TUNGSTEN	TRIUMPH NORTHWEST	UNITED STATES
TUNGSTEN	ULVAC, INC.	JAPAN
TUNGSTEN	VIAS	CHINA
TUNGSTEN	VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD	VIETNAM	CFS
TUNGSTEN	VOSS METALS COMPANY, INC.	UNITED STATES
TUNGSTEN	WAH LEE INDUSTRIAL CORP.,	TAIWAN
TUNGSTEN	WESTERN METAL MATERIALS CO. LTD.	CHINA
TUNGSTEN	WHITE SOLDER METALURGIA E MINERAÇÃO LTDA.	BRAZIL
TUNGSTEN	WILLIAMS BREWSTER	UNITED STATES
TUNGSTEN	WOLFRAM INDUSTRIE TRAUNSTEIN	GERMANY
TUNGSTEN	WOLFRAM BERGBAU UND HÜTTEN AG	AUSTRIA	CFS
TUNGSTEN	WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
TUNGSTEN	WORT WAYNE WIRE DIE	UNITED STATES
TUNGSTEN	XIAMEN CARBIDE LTD	CHINA
TUNGSTEN	XIAMEN GOLDEN EGRET SPEICAL ALLOY CO., LTD	CHINA
TUNGSTEN	XIAMEN HONGLU PROPERTY CO., LTD	CHINA
TUNGSTEN	XIAMEN HONGLU TUNGSTEN MOLYBDENUM CO., LTD.	CHINA
TUNGSTEN	XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA	CFS
TUNGSTEN	XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	YUNNAN CHENGFENG NON-FERROUS METALS CO.,LTD.	CHINA
TUNGSTEN	YUNNAN TIN COMPANY, LTD.	CHINA
TUNGSTEN	ZHANGYUAN TUNGSTEN CO.,LTD	CHINA
TUNGSTEN	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
TUNGSTEN	ZHUZHOU CEMENTED CARBIDE GROUP CO LTD	CHINA
TUNGSTEN	韓Ø州B江]鵜L鵜L合‡金à有L限À公ö司i	CHINA